UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TREE.COM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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11115 Rushmore Drive, Charlotte, North Carolina 28277

Dear Stockholder:

        You are invited to attend the 2009 Annual Meeting of Stockholders of Tree.com, Inc., which will be held on Tuesday, April 28, 2009, 11:00 a.m., local time, at Tree.com's corporate headquarters at 11115 Rushmore Drive, Charlotte, North Carolina 28277. At the 2009 Annual Meeting, stockholders will be asked to elect seven directors, approve the Second Amended and Restated 2008 Stock and Annual Incentive Plan and ratify the appointment of Deloitte & Touche LLP, our independent registered public accounting firm, all of which are described in detail in the notice of meeting on the following page and the accompanying proxy statement.

        Our Board of Directors believes that the proposals being submitted for stockholder approval are in the best interests of Tree.com and its stockholders and recommends a vote FOR each of these proposals.

        We will be using the "Notice and Access" method of providing proxy materials to you via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about March 19, 2009, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2008 Annual Report to Stockholders and vote electronically via the Internet. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

        It is important that your shares be represented and voted at the 2009 Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you request paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. See "How Do I Vote?" in the proxy statement for more details. Voting electronically or returning your proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

        I look forward to greeting those of you who will be able to attend the meeting.

Sincerely,

Douglas Lebda Chairman and Chief Executive Officer

11115 Rushmore Drive, Charlotte, North Carolina 28277

 NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

        Tree.com, Inc. ("Tree.com" or the "Company") is providing this proxy statement to holders of our common stock in connection with the solicitation of proxies by our Board of Directors for use at the 2009 Annual Meeting of Stockholders to be held on Tuesday, April 28, 2009, at 11:00 a.m., local time, at our corporate headquarters at 11115 Rushmore Drive, Charlotte, North Carolina 28277. At the 2009 Annual Meeting, stockholders will be asked:

  1.
  to elect seven members of our Board of Directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from our Board of Directors);

  2.
  to approve the Second Amended and Restated 2008 Stock and Annual Incentive Plan;

  3.
  to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2009 fiscal year; and

  4.
  to transact such other business as may properly come before the meeting and any related adjournments or postponements.

        Our Board of Directors has set March 5, 2009 as the record date for the 2009 Annual Meeting. This means that holders of record of our common stock at the close of business on that date are entitled to receive notice of the 2009 Annual Meeting and to vote their shares at the 2009 Annual Meeting and any related adjournments or postponements.

        Only stockholders and persons holding proxies from stockholders may attend the 2009 Annual Meeting. If your shares are registered in your name, you should bring a form of photo identification to the 2009 Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares, together with a form of photo identification. Cameras, recording devices and other electronic devices will not be permitted at the 2009 Annual Meeting.

By Order Of The Board Of Directors,

Jacqueline Jones Corporate Secretary

March 19, 2009

PROXY STATEMENT

i

ii

 PROXY STATEMENT FOR THE
2009 ANNUAL MEETING OF STOCKHOLDERS

        We are providing these proxy materials in connection with Tree.com's 2009 Annual Meeting of Stockholders. The Notice of Internet Availability of Proxy Materials, this proxy statement, any accompanying proxy card or voting instruction card and our 2008 Annual Report to Stockholders were first made available to stockholders on or about March 19, 2009. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

QUESTIONS AND ANSWERS ABOUT THE 2009 ANNUAL MEETING AND VOTING

Q:
Who is entitled to vote at the 2009 Annual Meeting?

A:
Holders of Tree.com common stock at the close of business on March 5, 2009, the record date for the 2009 Annual Meeting established by our Board of Directors (the "Board"), are entitled to receive notice of the 2009 Annual Meeting, the Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") and to vote their shares at the 2009 Annual Meeting and any related adjournments or postponements. The Notice of Internet Availability, Notice of 2009 Annual Meeting, proxy statement and form of proxy are first expected to be made available to stockholders on or about March 19, 2009.

  As of the close of business on the record date, there were 9,979,202 shares of our common stock outstanding and entitled to vote. Holders of our common stock are entitled to one vote per share.

Q:
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

A:
The United States Securities and Exchange Commission (the "SEC") approved "Notice and Access" rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our 2008 Annual Report to Stockholders, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability. Any request to receive proxy materials by mail or email will remain in effect until you revoke it.

Q:
Can I vote my shares by filling out and returning the Notice of Internet Availability?

A:
No. The Notice identifies the items to be voted on at the 2009 Annual Meeting, but you cannot vote by marking the Notice of Internet Availability and returning it. The Notice provides instructions on how to vote by Internet, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the meeting.

Q:
What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:
If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker, bank or another holder of record, these shares are held in street name.

  You may examine a list of the stockholders of record as of the close of business on March 5, 2009 for any purpose germane to the 2009 Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at our corporate headquarters at 11115 Rushmore Drive, Charlotte, North Carolina 28277. This list will also be made available at the 2009 Annual Meeting.

Q:
What shares are included on the enclosed proxy card?

A:
If you are a stockholder of record only, you will receive the Notice of Internet Availability or these proxy materials from BNY Mellon Shareowner Services for all Tree.com shares that you hold directly. If you have requested printed proxy materials, we have enclosed a proxy card for you to use. If you hold our shares in street name through one or more banks, brokers and/or other holders of record, you will receive the Notice of Internet Availability or these proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. If you are a stockholder of record and hold additional Tree.com shares in street name, you will receive the Notice of Internet Availability or these proxy materials from BNY Mellon Shareowner Services and the third party or parties through which your shares are held. If you requested printed proxy materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Q:
What are the quorum requirements for the 2009 Annual Meeting?

A:
The presence in person or by proxy of holders having a majority of the total votes entitled to be cast by holders of our common stock at the 2009 Annual Meeting constitutes a quorum. Shares of our common stock are counted as present at the 2009 Annual Meeting for purposes of determining whether there is a quorum, if you are present and vote in person at the 2009 Annual Meeting or by telephone or on the Internet or a proxy card has been properly submitted by you or on your behalf at the 2009 Annual Meeting, without regard to whether the proxy is marked as casting a vote or abstaining.

  Abstaining votes and broker non-votes are counted for purposes of establishing a quorum, but are not counted in the election of directors and therefore have no effect on the election. In a vote on the other proposals to be considered at the 2009 Annual Meeting, an abstaining vote will have the same effect as a vote against the proposals, but a broker non-vote will not be included in the tabulation of the voting results and therefore will not affect the outcome of the vote. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.

Q:
What matters will the stockholders vote on at the 2009 Annual Meeting?

  The stockholders will vote on the following proposals:

  •
  Proposal 1—to elect seven members of our Board of Directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from our Board of Directors);

  •
  Proposal 2—to approve the Second Amended and Restated 2008 Stock and Annual Incentive Plan (the "2008 Stock Plan Proposal");

  •
  Proposal 3—to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2009 fiscal year; and

  •
  to transact such other business as may properly come before the 2009 Annual Meeting and any related adjournments or postponements.

Q:
What are my voting choices when voting for director nominees and what votes are required to elect directors to the Board of Directors?

A:
In the vote on the election of director nominees, you may vote in favor of all nominees, withhold votes as to all nominees or vote in favor of and withhold votes as to specific nominees.

  The election of each of Peter Horan, W. Mac Lackey, Douglas Lebda, Joseph Levin, Patrick McCrory, Lance Melber and Steven Ozonian as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of our common stock.

  The Board recommends that stockholders vote FOR the election of each of its nominees for director named above.

Q:
What are my voting choices when voting on the 2008 Stock Plan Proposal and what votes are required to approve this proposal?

A:
In the vote on the approval of the 2008 Stock Plan Proposal, you may vote in favor of such proposal, against such proposal or abstain from voting on such proposal.

  The approval of the 2008 Stock Plan Proposal requires the affirmative vote of a majority of the total number of votes cast by the holders of shares of our common stock.

  The Board recommends that the stockholders vote FOR approval of the 2008 Stock Plan Proposal.

Q:
What are my voting choices when voting on the ratification of the appointment of Deloitte & Touche LLP as Tree.com's independent registered public accounting firm and what votes are required to ratify such appointment?

A:
In the vote on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2009, you may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

  The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2009 requires the affirmative vote of a majority of the total number of votes cast by the holders of shares of our common stock.

  The Board recommends that the stockholders vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2009.

Q:
Could other matters be decided at the 2009 Annual Meeting?

A:
As of the date of the filing of this proxy statement, we were not aware of any matters to be raised at the 2009 Annual Meeting other than those referred to in this proxy statement.

  If other matters are properly presented at the 2009 Annual Meeting for consideration, our two officers who have been designated as proxies for the 2009 Annual Meeting, Jason Schugel and Allison Vail, will have the discretion to vote on those matters for stockholders who have returned their proxy.

Q:
If I hold my shares in street name through my broker, will my broker vote these shares for me?

A:
If you hold our shares in street name, you must provide your broker, bank or other holder of record with instructions in order to vote these shares. To do so, you should follow the directions regarding voting instructions provided to you by your bank, broker or other holder of record. Banks, brokers and other holders of record have discretionary authority to vote shares held in street name, even if they do not receive instructions from the beneficial owner, on routine proposals, which include the election of directors and the ratification of the appointment of an independent registered public accounting firm. Accordingly, if you do not provide your bank, broker or other holder of record with voting instructions with respect to the election of directors (Proposal 1) and/or the ratification of the appointment of our independent registered public accounting firm (Proposal 3), such holder will have discretionary authority to vote your shares held in street name on these proposals at the 2009 Annual Meeting. As a result of this discretionary authority, broker non-votes will not occur in connection with Proposals 1 and 3 at the 2009 Annual Meeting.

  However, banks, brokers and other holders of record do not have discretionary authority to vote shares held in street name in connection with non-routine proposals, including the 2008 Stock Plan Proposal (Proposal 2). As a result, broker non-votes will occur in connection with the 2008 Stock Plan Proposal at the 2009 Annual Meeting. Nevertheless, a broker non-vote in connection with the 2008 Stock Plan Proposal will have no effect on the outcome of such proposal.

Q:
What happens if I abstain?

A:
Abstentions are counted for purposes of determining whether there is a quorum but will have no effect on the outcome of any proposal for which abstentions are an option.

Q:
Can I change my vote?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the vote at the 2009 Annual Meeting by:

•
delivering to BNY Mellon Shareowner Services a written notice, bearing a date later than your proxy, stating that you revoke the proxy;

•
submitting a later-dated proxy relating to the same shares by mail, telephone or the Internet prior to the vote at the 2009 Annual Meeting; or

•
attending the 2009 Annual Meeting and voting in person (although attendance at the 2009 Annual Meeting will not, by itself, revoke a proxy).

  You should send any written notice or a new proxy card to Tree.com c/o BNY Mellon Shareowner Services at the following address: BNY Mellon Shareowner Services, P.O. Box 3550, South Hackensack, NJ 07606- 9250, or follow the instructions provided on your proxy card to submit a proxy by telephone or via the Internet. You may request a new proxy card by calling BNY Mellon Shareowner Services, Proxy Processing at 1-888-313-0164 (toll-free).

Q:
What if I do not specify a choice for a matter when returning a proxy?

A:
If you do not give specific instructions, proxies that are signed and returned will be voted FOR the election of all director nominees, the approval of the 2008 Stock Plan Proposal and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2009.

Q:
How are proxies solicited and what is the cost?

A:
We will bear all expenses incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person. Following the original mailing of the Notice of Internet

  Availability, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q:
What should I do if I have questions regarding the 2009 Annual Meeting?

A:
If you have any questions about the 2009 Annual Meeting, would like to obtain directions to be able to attend the 2009 Annual Meeting and vote in person or would like copies of any of the documents referred to in this proxy statement, you should call BNY Mellon Shareowner Services, Proxy Processing at 1-888-313-0164 (toll-free).

HOW DO I VOTE?

        Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the 2009 Annual Meeting and voting by ballot, all as described below. If you vote by telephone or on the Internet, you do not need to return your Notice, proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on April 27, 2009.

Vote on the Internet

        If you have Internet access, you may submit your proxy by following the instructions provided in the Notice of Internet Availability, or if you request printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone

        You can also vote by telephone by following the instructions provided on the Internet voting site, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote by Mail

        If you elected to receive printed proxy materials by mail, you may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it to Tree.com c/o BNY Mellon Shareowner Services in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card or voting instruction card to Tree.com c/o BNY Mellon Shareowner Services at the following address: BNY Mellon Shareowner Services, P.O. Box 3550, South Hackensack, NJ 07606- 9250. Please allow sufficient time for mailing if you decide to vote by mail.

Vote at the 2009 Annual Meeting

        The method or timing of your vote will not limit your right to vote at the 2009 Annual Meeting if you attend the 2009 Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the 2009 Annual Meeting. You should allow yourself enough time prior to the 2009 Annual Meeting to obtain this proxy from the holder of record.

        Street name holders may submit a proxy by telephone or the Internet if their bank or broker makes these methods available, in which case the bank or broker will enclose related instructions with this proxy statement. If you submit a proxy by telephone or via the Internet you should not return your proxy card. If you hold your shares through a bank or broker, follow the voting instructions you receive from your bank or broker.

PROPOSAL 1—ELECTION OF DIRECTORS

Proposal and Required Vote

        At the upcoming 2009 Annual Meeting, a board of seven directors will be elected, each to hold office until the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from our Board of Directors). Information concerning all director nominees appears below. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board. All of the Board's nominees are incumbent directors of Tree.com.

        The election of each of Peter Horan, W. Mac Lackey, Douglas Lebda, Joseph Levin, Patrick McCrory, Lance Melber and Steven Ozonian as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of our common stock voting together as a single class.

        The Board recommends that stockholders vote FOR the election of each of its nominees for director named below.

Information Concerning Director Nominees

        Background information about the Board's nominees for election is set forth below.

        Peter Horan, age 54, has served as a member of our Board of Directors since August 2008. Mr. Horan also serves as Chair of our Audit Committee. Mr. Horan has served as Chief Executive Officer of GoodmailSystems, Inc. since May 2008. Prior to that, Mr. Horan served as Chief Executive Officer of IAC/InterActiveCorp Media & Advertising from January 2007 to June 2008. Mr. Horan also served as Chief Executive Officer of AllBusiness.com, Inc., About.com, Inc. and DevX.com, Inc. Additionally, Mr. Horan served in senior management roles at International Data Group and Computerworld. Prior to that, Mr. Horan spent more than 15 years in senior account management roles at leading advertising agencies, including BBDO and Ogilvy & Mather.

        W. Mac Lackey, age 37, has served as a member of our Board of Directors since October 2008. Mr. Lackey is also a member of our Audit Committee and Compensation Committee. Mr. Lackey has served as a Founder and Managing Director of BlackHawk Capital Management, LLC since June 2007 and as a Founder of Mountain Khakis, LLC since September 2003. Mr. Lackey previously served as Chief Executive Officer and Chairman of the Board of ettain group. Prior to that, Mr. Lackey served as President and Chief Executive Officer of TeamTalk Media Group, PLC's North American Operations. Before holding such positions, Mr. Lackey co-founded The Internetsoccer Network and co-founded and operated inTouch Interactive.

        Douglas Lebda, age 39, is our Chairman, Chief Executive Officer and a member of our Board of Directors and has served in such capacities since January 2008. Previously, Mr. Lebda served as President and Chief Operating Officer of IAC from January 2006 to August 2008. Prior to that, Mr. Lebda served in roles as Chief Executive Officer, President and Chairman of the Board of LendingTree, LLC, which he founded in June 1996. Before founding LendingTree, Mr. Lebda worked as an auditor and consultant for PriceWaterhouseCoopers. Mr. Lebda is a member of the Board of Directors of Eastman Kodak.

        Joseph Levin, age 29, has served as a member of our Board of Directors since August 2008. Mr. Levin has served as Senior Vice President, Mergers & Acquisitions and Finance for IAC since December 2007. Since joining IAC in 2003, Mr. Levin has worked in various capacities including Strategic Planning, M&A and Finance. Prior to joining IAC, Mr. Levin worked in the Technology

Mergers & Acquisitions group for Credit Suisse First Boston (now Credit Suisse). Mr. Levin is a member of the Board of Directors of The Active Network.

        Patrick McCrory, age 52, has served as a member of our Board of Directors since January 2009. Mr. McCrory is also a member of our Compensation and Nominating Committees. Mr. McCrory is a partner of McCrory & Company, a sales consulting company, and serves as Mayor of Charlotte, a position he has held since 1995. Mr. McCrory has had an extensive private sector career serving 29 years with Duke Energy Corporation in various management positions.

        Lance Melber, age 46, has served as a member of our Board of Directors since August 2008. Mr. Melber is also a member of our Nominating Committee and Chair of the Compensation Committee. Mr. Melber served as Senior Vice President for Capital One from early 2005 until March 2008. Prior to that, Mr. Melber founded eSmartloan.com and served as its Chief Executive Officer from 2001 until it was acquired by Capital One in early 2005. Prior to founding eSmartloan.com, Mr. Melber served as the Managing Director of Oneloan.com working for First Horizon National Corp.

        Steven Ozonian, age 53, has served as a member of our Board of Directors since August 2008. Mr. Ozonian is also a member of our Audit Committee and Chair of the Nominating Committee. Mr. Ozonian has served as the Executive Chairman of Global Mobility Solutions since 2005. Mr. Ozonian has held other high level positions in the homeownership industry including Chairman and CEO of Prudential's real estate and related businesses, CEO of Realtor.com and the National Homeownership and a senior executive for Bank of America.

Corporate Governance

        Director Independence.    Under the NASDAQ Stock Market Rules, the Board has a responsibility to make an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence. In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence, including those required by the NASDAQ Stock Market Rules.

        The Board has determined that each of Messrs. Lackey, McCrory, Melber and Ozonian is independent.

        Director Nominations.    Our Nominating Committee considers and recommends to our Board of Directors candidates for election to the Board and nominees for committee memberships and committee chairs. Each member of the Nominating Committee participates in the review and discussion of director candidates. In addition, directors who are not on the Nominating Committee may meet with and evaluate the suitability of candidates. The full Board makes final determinations on director nominees.

        In identifying potential director candidates, the Nominating Committee seeks input from other members of the Board and executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by the Nominating Committee. The Nominating Committee will also consider director candidates recommended by stockholders to stand for election at the Annual Meeting of Stockholders so long as such recommendations are submitted in accordance with the procedures described below under "Stockholder Recommendations of Director Candidates."

Stockholder Recommendations of Director Candidates

        The Board does not have a formal policy regarding the consideration of director nominees recommended by stockholders, as historically it has not received such recommendations. However, the

Board would consider such recommendations if made in the future. Stockholders who wish to make such a recommendation should send the recommendation to Tree.com, Inc., 11115 Rushmore Drive, Charlotte, North Carolina 28277, Attention: Corporate Secretary. The envelope must contain a clear notation that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a stockholder, provide a brief summary of the candidate's qualifications and history, together with an indication that the recommended individual would be willing to serve (if elected), and must be accompanied by evidence of the sender's stock ownership. The Board does not have specific requirements for eligibility to serve as a director of Tree.com. However, in evaluating candidates, regardless of how recommended, the Board considers whether the professional and personal ethics and values of the candidate are consistent with ours, whether the candidate's experience and expertise would be beneficial to the Board in rendering its service to us, whether the candidate is willing and able to devote the necessary time and energy to the work of the Board and whether the candidate is prepared and qualified to represent the best interests of our stockholders. Any director recommendations will be reviewed by the Corporate Secretary and, if deemed appropriate, forwarded to the Chairman for further review. If the Chairman believes that the candidate fits the profile of a director described above, the recommendation will be shared with the entire Board.

        In evaluating director candidates, the Chair of the Nominating Committee and other committee members may conduct interviews with certain candidates and make recommendations to the committee. Other members of the Board may also conduct interviews with director candidates upon request, and the committee may retain, at its discretion, third-party consultants to assess the skills and qualifications of the candidates.

The Board and Board Committees

        The Board.    Following the spin-off of the Company in August 2008, the Board met twice during 2008. During 2008, all then incumbent directors attended all of the meetings of the Board and the Board committees on which they served. Directors are not required to attend annual meetings of our stockholders.

        The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

        Board Committees.    The following table sets forth the current members of each standing Committee:

Director Name	Audit Committee	Compensation Committee	Nominating Committee
Peter Horan	X
W. Mac Lackey	X	X
Joseph Levin
Patrick McCrory		X	X
Lance Melber		X	X
Steven Ozonian	X		X

        Audit Committee.    The Audit Committee functions pursuant to a written charter adopted by the Board of Directors, a copy of which may be found at our website at http://investor-relations.tree.com/governance.cfm. The Audit Committee is appointed by the Board to assist the Board with a variety of matters described in its charter, which include monitoring (1) the integrity of our financial statements, (2) the effectiveness of our internal control over financial reporting, (3) the qualifications and independence of our independent registered public accounting firm, (4) the performance of our internal audit function and independent registered public accounting firm and (5) our compliance with legal and regulatory requirements. The Audit Committee met twice during 2008. The formal report of the Audit Committee is set forth on page 10.

        The Board has determined that Mr. Ozonian is an "audit committee financial expert," as such term is defined in applicable SEC rules.

        Compensation Committee.    The Compensation Committee functions pursuant to a written charter adopted by the Board of Directors, a copy of which may be found at our website at http://investor-relations.tree.com/governance.cfm. The Compensation Committee is responsible for discharging the Board's responsibilities relating to compensation of our Chief Executive Officer and our other executive officers and has overall responsibility for approving and evaluating all of our compensation plans, policies and programs as they affect our executive officers. For additional information on our processes and procedures for the consideration and determination of executive and director compensation and the roles of the Compensation Committee, see the discussion under Compensation Discussion and Analysis and Director Compensation beginning on pages 21 and 45, respectively. All of the members of the committee are independent directors within the meaning of the applicable Nasdaq listing standards. The Compensation Committee met once during 2008. The formal report of the Compensation Committee is set forth on page 29.

        Nominating Committee.    The Nominating Committee functions pursuant to a written charter adopted by the Board a copy of which may be found at our website at http://investor-relations.tree.com/governance.cfm. The Nominating Committee's functions include identifying, evaluating and recommending candidates for election to the Board. Additionally, the Nominating Committee is responsible for recommending compensation arrangements for non-employee directors. All of the members of the committee are independent directors within the meaning of the applicable Nasdaq listing standards. The Nominating Committee met once during 2008.

Stockholder Communications with the Board

        Stockholders may, at any time, communicate with any of our directors by mailing a written communication to Tree.com, Inc., 11115 Rushmore Drive, Charlotte, North Carolina 28277, Attention: Corporate Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder, provide evidence of the sender's stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then review such correspondence and forward it to the Board, or to the specified director(s), if appropriate.

        All communications received in accordance with these procedures will be reviewed by the Corporate Secretary and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient. Examples of stockholder communications that would be considered improper for submission include communications that:

  •
  do not relate to the business or affairs of our Company or the functioning or constitution of the Board or any of its committees;

  •
  relate to routine or insignificant matters that do not warrant the attention of the Board;

  •
  are advertisements or other commercial solicitations;

  •
  are frivolous or offensive; or

  •
  are otherwise not appropriate for delivery to directors.

AUDIT COMMITTEE MATTERS

Audit Committee Report

        The Audit Committee operates under a written charter, which has been adopted by the Board of Directors. The Audit Committee charter governs the operations of the Audit Committee and sets forth its responsibilities, which include providing assistance to the Board with the monitoring of (1) the integrity of Tree.com's financial statements, (2) the effectiveness of Tree.com's internal control over financial reporting, (3) the qualifications and independence of Tree.com's independent registered public accounting firm, (4) the performance of Tree.com's internal audit function and independent registered public accounting firm and (5) Tree.com's compliance with legal and regulatory requirements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that Tree.com's financial statements and disclosures are complete, accurate and have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations. These responsibilities rest with management and Tree.com's independent registered public accounting firm.

        In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of Tree.com for the fiscal year ended December 31, 2008 with management and Ernst & Young LLP, Tree.com's independent registered public accounting firm for the 2008 fiscal year.

        The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Committee has received during the past fiscal year the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence from Tree.com and its management.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for Tree.com for the fiscal year ended December 31, 2008 be included in its Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

Members of the Audit Committee

Peter Horan (Chair)
W. Mac Lackey
Steven Ozonian

Fees Paid to Our Independent Registered Public Accounting Firm

        The following table sets forth fees for all professional services rendered by Ernst & Young LLP to us for the year ended December 31, 2008.

Fee Category	Fees ($)
Audit Fees(1)	861,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

Total	$861,000

    (1)
    Audit Fees include fees associated with the annual audit of our consolidated financial statements, regulatory audits, the review of our periodic reports, accounting consultations,

      the review of SEC registration statements and consents and other services related to SEC matters. Regulatory audits include audits performed for certain of our businesses in the United States, which audits are required by federal or state regulatory authorities.

Audit and Non-Audit Services Pre-Approval Policy

        The Audit Committee's current practice is to pre-approve all audit and all non-audit services to be provided to the Company by its independent public accounting firm.

Presence of Ernst & Young LLP at the 2009 Annual Meeting

        A representative of Ernst & Young LLP is not expected to be present at the 2009 Annual Meeting.

INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        Background information about our executive officers who are not nominees for election as directors is set forth below.

        Robert Harris, age 49, is the President of our LendingTree Exchange business and has served in such capacity for LendingTree since June 2008. Mr. Harris previously served as President and Chief Operating Officer of the Lending Business from May 2007 through January 2008 and as its Vice Chairman from January 2008 through June 2008. Mr. Harris joined LendingTree as Vice President of Marketing in June 2000 and served as Chief Marketing Officer of LendingTree from September 2003 through April 2007. Prior to joining LendingTree, Mr. Harris served as Managing Director, Consumer Marketing of The Coca-Cola Company and worked at McCormick & Company, where he was responsible for leading brand marketing, new products and sales initiatives within the U.S. Consumer Products Group.

        David Norris, age 43, is the President of LendingTree Loans, and has served in such capacity since June 2008. Mr. Norris previously served as Senior Vice President of LendingTree Loans and LendingTree, LLC, with responsibility for several areas, including Business Planning & Intelligence, Project Management, Call Center, Customer Experience, Six Sigma, and Sales Training. Mr. Norris joined LendingTree in September 2006 as Vice President of Corporate Quality. Prior to joining LendingTree, Mr. Norris served as Vice President of Service and Solutions for Toshiba America's Digital Products Division where he was responsible for delivering customer solutions and all post-sale product support. Within Toshiba, Mr. Norris also served as Vice President of Management Innovation.

        Matthew Packey, age 41, is our Senior Vice President and Chief Financial Officer and has served in such capacity for LendingTree since September 2007. Mr. Packey previously served as LendingTree's Chief Accounting Officer from August 2005 to September 2007 and Controller from January 2000 to August 2005. Prior to joining LendingTree, Mr. Packey served as Vice President and Controller of Broadway & Seymour, Inc. and as a Manager at Deloitte & Touche LLP. Mr. Packey is a certified public accountant.

PROPOSAL 2—APPROVAL OF SECOND AMENDED AND RESTATED 2008 STOCK AND
ANNUAL INCENTIVE PLAN

Proposal and Required Vote

        The Board of Directors recommends that the stockholders approve our Second Amended and Restated 2008 Stock and Annual Incentive Plan attached as Annex A to this Proxy Statement (the "Stock Plan"). The Stock Plan effects the following amendments to our Amended and Restated 2008 Stock and Annual Incentive Plan:

  •
  Increases by 550,000 the maximum number of shares that may be delivered pursuant to awards under the Stock Plan to 2,750,000 (plus those shares issuable upon the exercise or vesting of awards under IAC incentive plans that were converted into awards denominated in shares of our common stock in connection with the spin-off);

  •
  Increases by 366,667 the maximum number of shares that may be granted pursuant to options intended to be "incentive stock options" to 1,833,333;

  •
  Increases by 366,667 the maximum number of shares that may be subject to awards granted to any individual participant to 1,833,333 (and clarifies that shares subject to awards that are forfeited, are terminated, expire or lapse are not counted against such individual limit);

  •
  Adds a new provision to the effect that notwithstanding anything in the Stock Plan to the contrary,

  •
  our Chief Executive Officer may surrender for cancellation an outstanding stock option to purchase 589,850 shares with an exercise price of $25.43 per share, and

  •
  the shares subject to such surrendered stock option will be available for future awards under the plan (including to our Chief Executive Officer) immediately following such surrender.

        The terms of our existing stock plan were determined by IAC, as our sole shareholder, prior to the spin-off. As described below in Compensation Discussion and Analysis, after our spin-off from IAC, our Board of Directors was reconstituted and various committees, including the Compensation Committee, were formed. During the fall of 2008 and continuing through February 2009, the Compensation Committee reviewed our overall compensation programs in light of our new status as a stand-alone public company as well as other factors affecting the economy in general and the mortgage and real estate industries as well as us in particular. Following this review, the Compensation Committee determined that our compensation programs were weighted toward fixed items such as base salary with a lesser emphasis placed on performance-based incentive arrangements and equity compensation. In light of our current circumstances, a desire to increase our entrepreneurial culture and a goal of further aligning the interests of our executive officers and employees with those of our stockholders, the Compensation Committee in February 2009 determined that our compensation programs should have less of a fixed component and, instead, should be much more variable and tied to individual and corporate performance. The Compensation Committee believes placing a greater emphasis on incentive arrangements and equity compensation will result in our executive officers and employees being paid for performance and will better align their incentives with our strategic goals.

        As a result, as described below in Compensation Discussion and Analysis, in February 2009 we restructured our executive and employee compensation program. As part of this restructuring, base salary levels were reduced across the Company which is expected to save approximately $4 million in 2009 and $5 million on an annual basis. The other two key components of this restructuring were adoption of a 2009 bonus plan tied to achievement of stretch operating objectives and a restricted stock and restricted stock unit award program.

        In light of this shift in our compensation philosophy and restructuring of our compensation programs, we believe it is important that we have additional shares of common stock eligible for awards under our stock plan in order to enable us to effectively implement these new compensation strategies and programs. As of the date of this proxy statement, taking into account the anticipated awards for our executive officers described below in Compensation Discussion and Analysis, there are only 68,056 uncommitted shares available for future grant under the current stock plan. If the Stock Plan is approved by the stockholders at the Annual Meeting, the maximum number of shares that may be delivered under or in satisfaction of awards under the Stock Plan will increase by 550,000 shares of common stock (along with corresponding increases to the maximum number of shares eligible to be granted as incentive stock options and the maximum number of shares subject to awards that may be granted to a single participant). In addition, if the Stock Plan is approved, Mr. Lebda has agreed to surrender options to purchase 589,850 shares of common stock that will be returned to the Stock Plan and become available for future grants. As a result, while only adding 550,000 shares to the total number of shares authorized under the current stock plan, approval of the Stock Plan will result in a total of 1,139,850 additional shares of common stock being available for future grants under the Stock Plan.

        As described below under Anticipated Awards if Stock Plan is Approved, if the Stock Plan is approved by the stockholders, the Compensation Committee intends to award a total of 389,500 shares of restricted stock and/or restricted stock units to certain of our executive officers (including Mr. Lebda) and employees. Our Compensation Committee believes these awards are an important component of our 2009 compensation program, particularly in light of our recent reduction in the base salaries payable to our executive officers and employees and the low levels of bonus payouts for 2008

        After giving effect to Mr. Lebda's surrender of options and the issuance of restricted stock and/or restricted stock units to executive officers (including Mr. Lebda) and employees, a total of 818,406 shares of common stock would be available for awards under the Stock Plan, all as set forth below:

Number of uncommitted shares currently available for awards under stock plan	68,056
Increase in authorized number of shares	550,000
Shares available as a result of Lebda option surrender	589,850
Shares of restricted stock and restricted stock units intended to be awarded	(389,500)
Net available shares under Stock Plan	818,406

        As described below in Compensation Discussion and Analysis, pursuant to his employment agreement, in connection with the spin-off, Mr. Lebda was granted an option to purchase 589,850 shares at an exercise price of $8.48 per share and an option to purchase an additional 589,850 shares at an exercise price of $25.43 per share. In light of the current market price of our common stock, the Compensation Committee and Mr. Lebda believe that the option to purchase 589,850 shares of our common stock at $25.43 per share no longer provides Mr. Lebda with significant incentive value. Mr. Lebda has agreed to surrender this stock option in order to cause additional shares of our common stock to be available for issuance under the Stock Plan.

        If Mr. Lebda were to surrender this option to purchase common stock at $25.43 per share in exchange for other stock options, restricted stock, restricted stock units or other equity, this would be deemed a stock option "repricing" that would require stockholder approval under the Stock Plan and the listing standards of The Nasdaq Stock Market. Insofar as our Compensation Committee intends to award shares of restricted stock to Mr. Lebda (in addition to the restricted stock units it intends to award to other executive officers and employees) if our stockholders increase the authorized number of shares under the Stock Plan, the Board of Directors is recommending that the current stock plan be amended to permit Mr. Lebda to surrender these options for cancellation with such shares being immediately available for future awards under the plan (including to Mr. Lebda). While our Compensation Committee intends to make additional awards to a number of our executive officers and employees in addition to Mr. Lebda and Mr. Lebda's award is not linked to his surrender of the option to purchase 589,850 shares of common stock at $25.43 per share, we are nonetheless proposing that the Stock Plan include a provision specifically permitting these actions in order to satisfy Nasdaq's listing standards and the terms of our Stock Plan if this were to be characterized as a "repricing" of Mr. Lebda's surrendered stock option.

Anticipated Awards if Stock Plan is Approved

        We cannot currently determine the total benefits or number of shares subject to awards that may be granted in the future to eligible employees and directors under the Stock Plan. However, if the Stock Plan is approved by the stockholders, the Compensation Committee intends to award 389,500 shares of restricted stock and/or restricted stock units to certain of our executive officers (including Mr. Lebda) and employees promptly after the 2009 Annual Meeting. Given the shift in our compensation focus toward placing greater emphasis on incentive and equity compensation, having these shares available under the Stock Plan will be an important component of our compensation program, particularly in light of our recent reduction in the base salaries payable to our executive officers and employees and the low levels of bonus payouts for 2008. If the Stock Plan is not approved, we will need to review our compensation arrangements in order to retain our key executive officers and employees. Any such review would in all likelihood involve increased levels of cash compensation, which could reduce our cash flow from operations and adversely affect our business and operating results.

        The following table sets forth information concerning these anticipated awards under the Stock Plan for:

  •
  each of our executive officers included in the 2008 Summary Compensation Table ("named executives");

  •
  all of our current executive officers, as a group;

  •
  all of our current directors who are not executive officers, as a group; and

  •
  all of our employees including all current officers who are not executive officers, as a group.

New Plan Benefits

Name and Position	Shares of Restricted Stock		Restricted Stock Units
Douglas Lebda	175,000	(1)
Chairman and CEO

C.D. Davies	—		—
Former CEO

Bret Violette	—		—
President, Real Estate

Robert Harris	—		7,500	(2)
President, LendingTree Exchange

Matthew Packey	—		11,250	(3)
Senior Vice President and CFO

Scott Cammarn	—		—
Senior Vice President and General Counsel

Executive Group	175,000		31,250

Non-Executive Director Group	—		—

Non-Executive Officer Employee Group	—		183,250

(1)
Such shares of restricted stock would vest in four equal annual installments beginning on February 17, 2010. Shares are not entitled to voting rights prior to vesting.

(2)
2,500 of such restricted stock units would vest in full on February 17, 2011 and 5,000 of such restricted stock units would vest in four equal annual installments beginning on February 17, 2010.

(3)
5,000 of such restricted stock units would vest in full on February 17, 2011 and 6,250 of such restricted stock units would vest in four equal annual installments beginning on February 17, 2010.

Summary of the Stock Plan

        The Stock Plan permits the grant of options, stock appreciation rights ("SARs"), restricted stock, restricted stock units, other stock-based awards and bonus awards. Individuals eligible to receive awards and grants under the Stock Plan include our directors, officers, employees and consultants or the directors, officers, employees and consultants of any of our subsidiaries or affiliates as well as prospective employees and consultants who have agreed to serve us.

        A summary of the principal features of the Stock Plan is provided below but is qualified in its entirety by reference to the full text of the Stock Plan, which is included as Annex A to this Proxy Statement.

Administration

        The Stock Plan is administered by the Compensation Committee or such other committee of the Board as it may from time to time designate. Among other things, the Compensation Committee selects individuals to whom awards may be granted, determines the type of award as well as the number of shares of common stock to be covered by each award, determines the terms and conditions of any such awards and interprets the terms and provisions of the Stock Plan and any stock award issued under the Stock Plan. Determinations of the Compensation Committee are final, binding and conclusive.

Eligibility

        In addition to individuals who hold outstanding adjusted awards, persons who serve or agree to serve as our officers, employees, non-employee directors or consultants or as officers, employees, non-employee directors or consultants of our subsidiaries and affiliates are eligible to be granted awards under the Stock Plan. As of March 6, 2009, there were six directors (excluding Mr. Lebda), four executive officers and approximately 760 employees other than executive officers who are authorized to receive awards under the Stock Plan.

Shares Subject to the Plan

        After taking into account the addition of 550,000 authorized shares to the current stock plan, the Stock Plan authorizes the issuance of up to 2,750,000 shares of common stock pursuant to new awards under the plan, plus shares to be granted pursuant to the assumption of outstanding adjusted awards, and no single participant may be granted awards covering in excess of 1,833,333 shares of common stock over the life of the Stock Plan. On March 12, 2009, the closing price of our common stock on The Nasdaq Stock Market was $4.26.

        The shares of common stock subject to grant under the Stock Plan are to be made available from authorized but unissued shares or from treasury shares, as determined from time to time by the Board. Other than adjusted awards, to the extent that any stock award is forfeited, or any option or stock appreciation right terminates, expires or lapses without being exercised, or any award is settled for cash, the shares of common stock subject to such awards not delivered as a result thereof will again be available for use under the Stock Plan. The Stock Plan provides that any shares subject to any such award that terminates, expires, or lapses will not count against the maximum number of shares that may be subject to awards granted to any individual participant. However, any shares subject to any such awards that are settled for cash will continue to count against the maximum number of shares that may be subject to awards granted to any individual participant. If the exercise price of any option and/or the tax withholding obligations relating to any award are satisfied by delivering shares of common stock (by either actual delivery or by attestation), only the number of shares of common stock issued net of the shares of common stock delivered or attested to will be deemed delivered for purposes of the limits in the plan. To the extent any shares of common stock subject to an award are withheld to satisfy the exercise price (in the case of an option) and/or the tax withholding obligations relating to such award, such shares of common stock will not generally be deemed to have been delivered for purposes of the limits set forth in the plan.

        The Stock Plan provides that, in the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disaffiliation or other similar event, the Compensation Committee or the Board may make such substitutions or adjustments as it deems appropriate and equitable to (1) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the plan, (2) the various maximum limitations set forth in the plan, (3) the number and kind of shares or other securities subject to outstanding awards and (4) the exercise price of outstanding options and stock appreciation rights. In the event of stock dividend, stock split, reverse stock split, separation, spin-off, reorganization, extraordinary dividend of cash or other property, share combination, recapitalization or other similar event affecting our capital structure, the Stock Plan provides the Compensation Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (1) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the plan, (2) the various maximum limitations set forth in the plan, (3) the number and kind of shares or other securities subject to outstanding awards and (4) the exercise price of outstanding options and stock appreciation rights.

        As indicated above, several types of stock grants can be made under the Stock Plan. A summary of these types of grants is set forth below. The Stock Plan governs options and restricted stock units that converted from IAC options and IAC restricted stock units in connection with the spin-off as well as other award grants made following the spin-off pursuant to the plan. Notwithstanding the foregoing, the terms that govern IAC options and IAC restricted stock units that converted into our options and restricted stock units in connection with the spin-off govern such options and restricted stock units to the extent inconsistent with the terms described below.

        Stock Options and Stock Appreciation Rights.    Stock options granted under the Stock Plan may either be incentive stock options ("ISO") or nonqualified stock options. Stock appreciation rights granted under the plan may either be granted alone or in tandem with a stock option. The exercise price of options and stock appreciation rights cannot be less than 100% of the fair market value of the stock underlying the options or stock appreciation rights on the date of grant. Optionees may pay the exercise price in cash or, if approved by the Compensation Committee, in common stock (valued at its fair market value on the date of exercise) or a combination thereof, or by "cashless exercise" through a broker or by withholding shares otherwise receivable on exercise. The term of options and stock appreciation rights is determined by the Compensation Committee, but an ISO may not have a term longer than ten years from the date of grant. The Compensation Committee determines the vesting and exercise schedule of options and stock appreciation rights, and the extent to which they will be exercisable after the award holder's employment terminates. Generally, unvested options and stock appreciation rights terminate upon the termination of employment, and vested options and stock appreciation rights will remain exercisable for one year after the award holder's death, disability or retirement, and 90 days after the award holder's termination for any other reason. Vested options and stock appreciation rights also terminate upon the optionee's termination for cause (as defined in the plan). Stock options and stock appreciation rights are transferable only by will or by the laws of descent and distribution or, in the case of nonqualified stock options or stock appreciation rights, pursuant to a qualified domestic relations order or as otherwise expressly permitted by the Compensation Committee including, if so permitted, pursuant to a transfer to the participant's family members or to a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise.

        Restricted Stock.    Restricted stock may be granted with such restriction periods as the Compensation Committee may designate. The Compensation Committee may provide at the time of grant that the vesting of restricted stock is contingent upon the achievement of applicable performance goals and/or continued service. In the case of performance-based awards that are intended to qualify under Section 162(m)(4) of the Code, such goals will be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, net profit after tax, EBITDA, EBITA, gross profit, cash generation, unit volume, market share, sales, asset quality, earnings per share, operating income, revenues, return on assets, return on operating assets, return on equity, profits, total shareholder return (measured in terms of stock price appreciation and/or dividend growth), cost saving levels, marketing-spending efficiency, core non-interest income, change in working capital, return on capital and/or stock price, with respect to the Company or any subsidiary, division or department of the Company. Such performance goals also may be based upon the attaining of specified levels of the Company, subsidiary, affiliate or divisional performance under one or more of the measures described above relative to the performance of other entities, divisions or subsidiaries. Performance goals based on the foregoing factors are hereinafter referred to as "Performance Goals." The terms and conditions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant. During the restriction period, the Compensation Committee may require that the stock certificates evidencing restricted shares be held by us. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, and is forfeited upon termination of employment, unless otherwise provided by the Compensation Committee. Other than such restrictions on transfer and any other restrictions the Compensation Committee may impose, the participant has all the rights of a stockholder with respect to the restricted stock award, including the right to vote the shares and receive cash dividends unless otherwise provided in such participant's award agreement.

        Restricted Stock Units.    The Compensation Committee may grant restricted stock units payable in cash or shares of common stock, conditioned upon continued service and/or the attainment of Performance Goals determined by the Compensation Committee. The terms and conditions of restricted stock unit awards (including any Performance Goals) need not be the same with respect to each participant. The Compensation Committee will determine whether, to what extent and on what terms and conditions each participant receiving restricted stock units will be entitled to receive current or deferred payments of cash, common stock or other property corresponding to dividends payable on our common stock. Holders of restricted stock units are not entitled to any voting rights with respect to such restricted stock units themselves.

        Other Stock-Based Awards.    Other awards of common stock and other awards that are valued in whole or in part by reference to, or are otherwise based upon, common stock, including (without limitation), unrestricted stock, dividend equivalents and convertible debentures, may be granted under the Stock Plan.

        Bonus Awards.    Bonus awards granted to our eligible employees and the eligible employees of our subsidiaries and affiliates under the Stock Plan are based upon the attainment of the Performance Goals established by the Compensation Committee for the plan year or such shorter performance period as may be established by the Compensation Committee. Bonus amounts earned by any individual will be limited to $10 million for any plan year, pro rated (if so determined by the Compensation Committee) for any shorter performance period. Bonus amounts are paid in cash or, in our discretion, in common stock, as soon as practicable following the end of the plan year. The Compensation Committee may reduce or eliminate a participant's bonus award in any year notwithstanding the achievement of Performance Goals.

 No Repricing

        In no event may any option or stock appreciation right granted under the Stock Plan be amended, other than in event of certain extraordinary corporate transactions or other transactions affecting our capital structure, to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new option or stock appreciation right with a lower exercise price or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of such option or stock appreciation right, unless such amendment, cancellation, or action is approved by our stockholders.

Change in Control

        In the event of a Change of Control (as defined in the Stock Plan), the Compensation Committee has the discretion to determine the treatment of awards granted under the Stock Plan, including providing for the acceleration of such awards upon the occurrence of the Change of Control and/or upon a qualifying termination of employment (e.g., without cause or for good reason) following the Change of Control. However, with respect to outstanding adjusted awards, subject to the terms of the Stock Plan and unless otherwise provided in the applicable award agreement, such awards will fully vest or all restrictions on such awards shall terminate upon the Termination of Employment (as defined in the Stock Plan) of the holder of such adjusted awards for any reason other than for Cause or Disability or by the holder for Good Reason (all as defined in the Stock Plan) during the two-year period following a Change of Control (as defined in the Stock Plan).

Withholding for Payment of Taxes

        The Stock Plan provides for the withholding and payment by a participant of any taxes required by applicable law. Subject to our approval and to the terms of the Stock Plan, a participant may settle such a withholding obligation with our common stock, including common stock that is a part of the award giving rise to the withholding obligation. We have the right to deduct any such taxes from any payment otherwise due to a participant.

Amendment and Discontinuance

        The Stock Plan may be amended, altered or discontinued by the Board, but no amendment, alteration or discontinuance may impair the rights of an optionee under an option or a recipient of a stock appreciation right, restricted stock award, restricted stock unit award or bonus award previously granted without the optionee's or recipient's consent. Amendments to the Stock Plan require stockholder approval to the extent such approval is required by law or agreement.

Federal Income Tax Consequences

        The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to the stock awards. The laws governing the tax aspects of these awards are highly technical and such laws are subject to change.

        Nonqualified Options.    Upon the grant of a nonqualified option, the optionee will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of such an option or related stock appreciation right, the excess of the fair market value of the shares acquired on the exercise of the option or stock appreciation right over the exercise price or the cash paid under a stock appreciation right (the "spread") will constitute compensation taxable to the optionee as ordinary income. We, in computing our U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

        ISOs.    An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and, thereby, may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of the ISO with which to pay such tax.

        Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO, after the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. We are not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

        Restricted Stock.    A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (A) freely transferable or (B) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

        A participant may elect to recognize income at the time of grant of restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. We receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

        Other Awards.    In the case of an exercise of a stock appreciation right or an award of restricted stock units, a performance share bonus or other stock awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

        Section 409A.    Section 409A of the Internal Revenue Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of income for tax purposes along with an additional 20% penalty tax. While certain awards under the Stock Plan could be subject to Section 409A, the Plan has been drafted to comply with the requirements of Section 409A.

        Section 162(m).    Pursuant to Section 162(m) of the Code, we may not deduct compensation of more than $1 million that is paid to certain "covered employees" (i.e., any individual who, on the last day of the taxable year, is either our principal executive officer or an employee whose total compensation for the tax year is required to be reported to stockholders because he or she is among the three highest compensated officers for the tax year, other than the principal executive officer or principal financial officer). The limitation on deductions does not apply, however, to qualified "performance-based compensation." Certain awards under the Stock Plan, including options, stock appreciation rights and annual cash bonus awards, may constitute qualified performance-based compensation and, as such, would be exempt from the $1 million limitation on deductible compensation.

        Under the Stock Plan, any performance goals applicable to awards intended to qualify as "performance-based compensation" under Section 162(m) will be based on one or more of the Performance Goals. Any such performance goals must be objective and approved by the Compensation Committee in a manner consistent with Section 162(m). The foregoing criteria may relate to us, one or more of our subsidiaries, or one or more of our divisions or units, or a combination of the foregoing, and may be applied on an absolute basis or be relative to one or more peer group company or indices, all as the Compensation Committee shall determine.

        So that performance-based awards granted under the Stock Plan qualify for the exclusion for performance-based compensation, the Stock Plan is being submitted to our stockholders for approval. A vote in favor of approving the Stock Plan will be a vote approving all the material terms and conditions of the plan for purposes of the performance-based exemption under Section 162(m), including the performance measures, eligibility requirements and limits on various awards (including the maximum share award limit of 1,833,333 shares and the maximum annual bonus award of $10 million), in each case as described above.

Termination of the Stock Plan

        The Stock Plan will terminate on August 20, 2018 unless earlier terminated by the Board. Termination cannot, however, materially impair the rights of the holder of an award outstanding at the time of the termination in the absence of the holder's consent.

Board Recommendation

        The Board recommends that the stockholders vote FOR approval of the Stock Plan.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Proposal and Required Vote

        The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009. Deloitte & Touche LLP was selected following completion of a competitive process to select a firm conducted by the Audit Committee. As a result of this process, the Audit Committee dismissed Ernst & Young LLP as the Company's independent registered public accounting firm following the completion of its audits for fiscal 2008.

        Ernst & Young LLP's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope. Ernst & Young LLP's audit report for the fiscal years ended December 31, 2008 and December 31, 2007 included an explanatory paragraph related to the Company's adoption of Statements of Financial Accounting Standards No. 157 and 159. During the fiscal years ended December 31, 2008 and December 31, 2007, respectively, there were: (1) no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (2) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the total number of votes cast by the holders of shares of Tree.com common stock. If stockholders fail to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for 2009, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year. A representative of Deloitte & Touche LLP is not expected to be present at the 2009 Annual Meeting.

        The Board recommends that the stockholders vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2009.

 COMPENSATION DISCUSSION AND ANALYSIS

Overview

        This Compensation Discussion and Analysis describes our current compensation programs and philosophies as well as those in effect prior to our spin-off from IAC/InterActiveCorp ("IAC"). Our compensation programs and philosophies have changed following the spin-off as we have transitioned from a subsidiary of IAC to a stand-alone public company.

Compensation Philosophy and Objectives

        Our executive officer compensation program is designed to increase long-term stockholder value by attracting, retaining, motivating and rewarding leaders with the competence, character, experience and ambition necessary to enable us to meet our growth objectives.

        Although we are a publicly traded company, we attempt to foster an entrepreneurial culture and environment, and attract and retain senior executives with entrepreneurial backgrounds, attitudes and aspirations. Accordingly, when attempting to recruit and retain executive officers, as well as other key employees who may become executive officers at a later time, we compete not only with other public companies similar to us, and in many cases much larger than us, but also earlier stage companies and companies funded by private equity and venture capital firms. We structure our compensation programs so that we can compete in this varied marketplace for talent, with an emphasis on variable, contingent compensation and equity ownership. Since the spin-off, we have increased the variable, contingent and equity-based components of our compensation program.

        When establishing a compensation package for a given executive, we follow a flexible approach, and make decisions based on a host of factors particular to a given executive's situation, including our evaluation of the executive's abilities and historic and anticipated future contributions, our firsthand experience with the competition for recruiting and retaining executives, negotiation and discussion with the relevant individual, competitive survey data, internal equity considerations and other factors we deem relevant at the time.

        We believe our compensation programs for executive officers, which includes a combination of subjective determinations regarding individual compensation levels and short-term performance and objective measures of long-term corporate results, puts the substantial majority of compensation at risk, rewards both individual and corporate performance in a targeted fashion, pays amounts appropriate to attract and retain those key individuals necessary to grow the Company, and aligns the interests of our key executives with the interests of our owners. We continuously evaluate our compensation programs, and as we did recently, make changes as we deem appropriate.

Roles and Responsibilities

        The Compensation Committee has primary responsibility for establishing the compensation of the Company's executive officers. Our executive officers also participate in establishing Company-wide compensation programs, including structuring bonus and equity programs and establishing appropriate bonus and equity pools. In February 2009, our Chief Executive Officer met with the Compensation Committee and discussed his views of corporate and individual executive officer performance for the prior year and his recommendations for appropriate compensation packages for the individual executive officers. The Chief Executive Officer and the Compensation Committee discussed each individual recommendation. In connection with such discussion, the Compensation Committee also met without the Chief Executive Officer being present and discussed the Chief Executive Officer's recommendations and the Chief Executive Officer's compensation package, ultimately determining the compensation packages for each of the executive officers.

        In establishing an executive officer's compensation, each individual component is evaluated independently and in relation to the package as a whole. Prior earning histories and outstanding long-term compensation arrangements are also reviewed and taken into account. However, we do not believe in any formulaic relationship or targeted allocation between these elements. Instead, each individual's situation is evaluated on a case by case basis each year, considering the variety of relevant factors at that time.

        Neither the Company nor the Compensation Committee has an ongoing relationship with any particular compensation consulting firm. In certain instances involving matters of particular import, the Compensation Committee has solicited the advice of consulting firms. For example, in November 2008, the Compensation Committee engaged Pearl Meyer & Partners to advise it in connection with its February 2009 compensation determinations.

Compensation Elements

        Compensation packages for our executive officers have primarily consisted of salary, annual bonuses, long term incentives (typically equity awards) and other benefits. Prior to making specific decisions related to any particular element of compensation, we determine which element or combinations of compensation elements (salary, bonus or equity) can be used most effectively to further our compensation objectives. However, all such decisions are subjective, and made on a facts and circumstances basis without any prescribed relationship between the various elements of the total compensation package.

  Salary

        The Company typically negotiates a new executive officer's starting salary upon arrival, based on the executive's prior compensation history, prior compensation levels for the particular position within the Company, the Company's location, salary levels of other executives within the Company, salary levels available to the individual in alternative opportunities, reference to certain survey information and the extent to which the Company desires to secure the executive's services. We utilize the Radford Executive Survey when referring to survey data in formulating compensation packages.

  Annual Bonus

        The Company's bonus program is designed to reward performance on an annual basis based on Company and individual performance measured against performance metrics set by the Compensation Committee. Because of the variable nature of the bonus program, and because in any given year bonuses have the potential to make up a significant portion of an executive's total compensation, the bonus program provides an important incentive tool to achieve the Company's annual objectives.

  Restricted Stock and Restricted Stock Units

        We believe that ownership shapes behavior, and that by providing a meaningful portion of an executive officer's compensation in stock, the executive's incentives are aligned with stockholder interests in a manner that drives better performance over time.

        Accordingly, shares of restricted stock and restricted stock units are an important component of our executive compensation program as they provide an equity vehicle that has ongoing value that relates to Company performance. In addition, restricted stock and restricted stock units serve as an important employee retention tool because they vest over a multi-year period subject to continued service by the recipient.

Compensation Following the Spin-Off

        We were spun-off from IAC on August 20, 2008. Prior to the spin-off, we were a subsidiary of IAC and our compensation programs and philosophies were determined by IAC, acting in effect as our compensation committee. Upon the spin-off, our Board of Directors was reconstituted and various committees, including the Compensation Committee, were formed. The Compensation Committee currently consists of Messrs. Melber (Chairman), Lackey and McCrory. The Compensation Committee

is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to compensation and benefits, including salary matters, incentive/bonus plans, stock compensation plans, retirement programs and insurance plans.

        During the fall of 2008 and continuing through February 2009, our Chief Executive Officer and the Compensation Committee reviewed our overall compensation programs in light of our new status as a stand-alone public company as well as other factors affecting the economy in general and the mortgage and real estate industries and our company in particular. Following this review, our Chief Executive Officer and the Compensation Committee determined that our compensation programs were weighted toward fixed items such as base salary with a lesser emphasis placed on performance-based incentive arrangements and equity compensation. In light of our current circumstances, a desire to increase our entrepreneurial culture and a goal of further aligning the interests of our executive officers and employees with those of our stockholders, the Compensation Committee in February 2009 determined that our compensation programs should have less of a fixed component and, instead, should be much more variable and tied to individual and corporate performance. The Compensation Committee believes placing a greater emphasis on incentive arrangements and equity compensation will result in our executive officers being paid for performance and will better align their incentives with the Company's strategic goals.

        As part of this shift in compensation philosophy, we took the following actions in February 2009.

  Reduction in Base Salaries

        As part of this restructuring, base salary levels are being reduced across the Company effective April 1, 2009 which is expected to save approximately $4 million in 2009 and $5 million on an annual basis. Under this restructuring, we expect to reduce the base salaries of our named executives (excluding Mr. Davies who is no longer an executive officer and Messrs. Cammarn and Violette who are separating from the Company effective March 31, 2009 and July 15, 2009, respectively) by a total of $312,500 or an average of 22%.

  Reduction in 2008 Year-End Bonus Payouts

        In light of the Company's 2008 financial performance in an extremely challenging industry environment, the 2008 year-end bonuses awarded to all employees (including the named executives) were significantly lower than those awarded for 2007. We awarded a total of $75,000 of year-end discretionary bonuses to our executive officers for 2008 compared to $450,000 for 2007, an 83% decrease. None of our named executives received a year-end discretionary 2008 bonus. Mr. Violette received the $500,000 guaranteed minimum 2008 bonus under the terms of his employment agreement.

  2009 Target Bonus Plan

        In connection with its review of the Company's compensation programs and philosophies, the Compensation Committee approved our 2009 Target Bonus Plan. While the actual payment of any bonuses will be discretionary, this plan establishes certain target bonus levels expressed as a percentage of base salary and performance criteria to be used in assessing whether bonuses are actually payable. These performance criteria consist of:

  •
  a target Company EBITDA goal for 2009 (weighted at one-third); and

  •
  targets based upon the employee's particular business unit and/or individual performance goals (weighted at two-thirds).

        The ultimate payment of these bonuses is subject to the Compensation Committee's discretion as it considers an individual's particular performance as well as the Company and business unit goals. This bonus plan represents a transition from a highly subjective bonus determination for the Company's employees to one that is still subjective but is nonetheless tied more closely to quantifiable performance objectives which are intended to measure the achievement of value creation for our stockholders.

  Equity Awards

        A key component of this restructuring is a new restricted stock and restricted stock unit award program. As part of this program, in February 2009 we awarded a total of 183,250 restricted stock units to our employees, of which 12,500 were awarded to our executive officers. We expect to award an additional 196,250 shares of restricted stock and restricted stock units to our employees prior to the 2009 Annual Meeting. Of these awards, we expect to grant 193,750 to our named executives as indicated below.

Name	Four-Year Restricted Stock	Two-Year RSUs	Four-Year RSUs
Douglas Lebda	175,000	—	—
Robert Harris	—	2,500	5,000
Matthew Packey	—	5,000	6,250

        The two-year restricted stock unit awards would cliff-vest on February 17, 2011. The four-year restricted stock and restricted stock unit awards would vest in four equal annual installments beginning on February 17, 2010.

        Given the shift in our compensation focus toward placing a greater emphasis on incentive and equity compensation, we are submitting a proposal to our stockholders to increase the authorized number of shares available for issuance under our Amended and Restated 2008 Stock and Annual Incentive Plan. See Proposal 2 on page 11. If this proposal is approved, we intend to issue a total of another 389,500 shares of restricted stock and restricted stock units to our employees. This total includes 206,250 to our executive officers, of which 193,750 will be to our named executives.

  Private Placement Transaction with Chief Executive Officer

        On February 8, 2009, we entered into a stock purchase agreement with Mr. Lebda pursuant to which we agreed to sell him 935,000 shares of common stock at a purchase price of $3.91 per share for an aggregate purchase price of $3,655,850. The purchase price represents the closing market price of the common stock on the day prior to the execution of the stock purchase agreement. The shares are subject to certain transfer restrictions and vest over a 24-month period. Unvested shares held by Mr. Lebda are subject to a repurchase option in favor of the Company at $3.91 per share in the event of a change of control of the Company or if Mr. Lebda's employment with the Company terminates for any reason other than (i) death, (ii) disability, (iii) the Company's termination of his employment without Cause or (iv) Mr. Lebda's resignation from the Company for Good Reason (with such terms having the meaning provided them under Mr. Lebda's employment agreement). The Committee believes that Mr. Lebda's purchase of these shares will further align his interests with those of stockholders generally and provide him with a strong incentive to create stockholder value. The Compensation Committee also believes that the Company's ability to repurchase the shares in connection with Mr. Lebda's resignation or termination with Cause (as defined in his employment agreement) at the lesser of the then current market price or the original purchase price will serve as an added retention tool.

Compensation Prior to the Spin-Off

        Prior to the spin-off in August 2008, we were a subsidiary of IAC and our compensation programs and philosophies were determined by IAC, acting in effect as our compensation committee. Accordingly, prior to the spin-off IAC determined all compensation elements for our Chief Executive Officer, while our Chief Executive Officer in turn made the determinations for our other executive officers, subject to IAC's review and approval.

  Actions by IAC in Connection with Spin-off

  Adjustment of Outstanding IAC Equity Awards

        In connection with the spin-off, IAC's Compensation and Human Resources Committee made a number of determinations regarding the treatment of IAC's outstanding equity-based awards. In particular, the Committee determined that certain IAC-granted equity awards would accelerate in connection with the spin-off, and it approved other adjustments in the nature, form and conversion of these awards following the spin-off. For additional information concerning these adjustments, see Equity Grants in Connection with the Spin-off on page 35 below.

        IAC's principal objective in making these adjustments was one of fairness. Further information concerning considerations taken into account in making these adjustments may be found in our registration statement on Form S-1 filed in connection with the spin-off.

  Lebda Employment Agreement

        Mr. Lebda entered into an employment agreement with IAC on January 7, 2008 under which Mr. Lebda agreed to become our Chairman and Chief Executive Officer and became entitled to receive certain benefits in connection with completion of the spin-off. These benefits included:

  •
  shares of Tree.com restricted stock and Tree.com stock options;

  •
  accelerated vesting of all of his outstanding IAC restricted stock units;

  •
  the right to exchange certain restricted membership interests in a subsidiary of the Company for shares of IAC; and

  •
  the right to receive reimbursement relating to his relocation to Charlotte, North Carolina, up to an aggregate of $400,000 (including tax gross-ups) in accordance with Company policies.

        In connection with the completion of the spin-off, on August 15, 2008 Mr. Lebda and IAC entered into an amendment to Mr. Lebda's employment agreement to make certain modifications to these arrangements. Under his employment agreement, as amended, in connection with the spin-off Mr. Lebda received:

  •
  117,970 shares of Tree.com restricted stock representing 1% of our outstanding fully diluted shares at the time of the spin-off;

  •
  two separate stock option awards covering 589,850 shares each (representing a total of 10% of our outstanding fully diluted shares at the time of the spin-off) at exercise prices of $8.48 and $25.43, respectively;

  •
  shares of preferred stock of a subsidiary of the Company that have an aggregate liquidation preference of $5,000,000, accrue dividends at a rate of 12% per year, vest in three equal annual installments beginning on August 21, 2009 and are required to be repurchased by us on August 21, 2013;

  •
  accelerated vesting of all of his outstanding shares of IAC restricted stock and restricted stock units; and

  •
  500,000 IAC shares immediately prior to the spin-off in exchange for certain restricted membership interests in a subsidiary of the Company.

  Harris, Packey and Cammarn Employment Agreements

        We entered into employment agreements with Robert Harris, President of LendingTree Exchange, and Scott Cammarn, Senior Vice President and General Counsel, on June 30, 2008 and with Matthew

Packey, Senior Vice President and Chief Financial Officer, on August 3, 2008 setting forth the terms and conditions of their employment with the Company after the spin-off.

  Equity Awards

        In connection with the spin-off, on August 21, 2008, IAC approved the issuance of options to purchase an aggregate of 378,500 shares of Tree.com common stock with an exercise price of $7.46 per share to employees other than the Chief Executive Officer. Messrs. Harris, Packey and Cammarn were awarded 20,000, 25,000 and 25,000 of these options, respectively. Messrs. Davies and Violette did not receive any options.

        Following the issuance of the options to Mr. Lebda and the other executive officers in August 2008, the market price of our common stock decreased dramatically and was as low as $1.42 per share on December 15, 2008. While the market price of the Company's common stock has increased since this low point, the Compensation Committee considered the effect this has had on employee morale and retention, particularly with respect to Mr. Lebda's options to purchase common stock with an exercise price of $25.43, as it made its compensation determinations in February 2009.

  Compensation Prior to the Spin-off

  Chief Executive Officer Compensation

        Until January 2008, Mr. Lebda was an executive officer of IAC, and not of the Company, and as such all decisions relating to Mr. Lebda's compensation were made by the IAC compensation committee with respect to IAC's performance overall, and his performance in his capacity as President and Chief Operating Officer of IAC. Mr. Lebda served in a transitional role for much of 2008 as he continued as Chief Operating Officer of IAC until the spin-off was completed.

        As of the end of 2007, C.D. Davies served as Chief Executive Officer of LendingTree LLC, and as such was an executive officer of the Company. In 2008, Mr. Davies accepted a new role with the Company as Vice Chairman, a part time position in which he serves in primarily an advisory capacity, and as such is no longer considered an executive officer of the Company. Accordingly, his 2008 compensation is discussed in this Compensation Discussion and Analysis, and is reflected in the compensation tables, but he no longer serves as an executive officer of the Company.

  2008 Salary Adjustments

        In connection with the employment agreement pursuant to which Mr. Lebda agreed to return to the Company as its Chairman and Chief Executive Officer, Mr. Lebda agreed to a salary of $750,000, which was the same as the salary he had been receiving as President and Chief Operating Officer of IAC. Mr. Packey entered into an employment agreement in connection with August 2008 spin-off pursuant to which his salary was increased from $241,500 to $312,500. Mr. Cammarn entered into an employment agreement in June 2008 pursuant to which his salary was increased from $235,000 to $275,000, and then to $325,000 conditioned upon successful completion of the spin-off. Messrs. Packey and Cammarn's compensation was adjusted in 2008 in light of their additional roles and responsibilities associated with our becoming a stand-alone public company. In connection with the change in his role described above, in June 2008 C.D. Davies's salary was reduced from $450,000 to $225,000.

  2007 Salary Adjustments

        In 2007, Messrs. Davies, Violette, Harris and Packey each received salary increases in connection with the assumption of new roles within the Company. To reflect his promotion to Chief Executive Officer of the Company's Lending business, Mr. Davies received a salary increase from $300,000 to $450,000. Mr. Violette was promoted to President of the Company's Real Estate business in April 2007 and received a salary increase from $312,000 to $400,000. Mr. Harris was promoted to President and Chief Operating Officer of the Lending business in May 2007 and received a base salary increase from $255,000 to $325,000. Mr. Packey was promoted to Chief Financial Officer in October 2007 and received an increase from $210,000 to $241,500. All of these increases were the result of conversations between the Company and the relevant executives, and in making its determinations the Company took into account a variety of factors, including internal pay structure, its assessment of market salaries, and, in certain instances, survey data.

  2007 Annual Bonuses

        The Company had a difficult year in an extremely challenging environment, and 2007 bonuses generally reflected these factors. In 2007, Mr. Davies and Mr. Violette each received guaranteed minimum bonuses under the terms of their employment agreements. Given disappointing financial results, IAC determined not to make bonus payments in excess of those minimums. Mr. Davies received a guaranteed bonus of $350,000 and Mr. Violette received a guaranteed bonus of $500,000. The Company's overall 2007 performance did not warrant reward bonuses, but concerned about turmoil in the lending industry, the Company determined to pay guaranteed bonuses to certain key performers (including Messrs. Harris, Packey and Cammarn), as determined by Mr. Davies and Mr. Lebda. For each individual receiving a bonus, an amount was established, with 50% paid in February 2008 and 50% in July 2008, in each case subject to continued employment with the Company. Messrs. Harris, Packey and Cammarn received total payouts of $150,000, $100,000 and $100,000, respectively. These amounts were established based on a subjective determination by Mr. Davies, in consultation with Mr. Lebda, of the amounts necessary to retain these individuals, given the limited amount of cash provided by IAC for the retention program Company-wide.

        No bonuses were paid to IAC executive officers for 2007 as a result of poor performance of IAC as a whole, and consequently Mr. Lebda was not paid a bonus for 2007.

  IAC Equity Awards

        Prior to the spin-off, the Company's executive officers received IAC equity awards on a regular basis, primarily restricted stock units. Through 2006, these awards generally vested in equal annual installments over five years or cliff vested at the end of five years. Annual awards were intended to provide frequent rewards and near-term retention incentives, while cliff-vesting restricted stock units provided more of a long-term retention mechanism.

        In February 2007, IAC implemented a new equity instrument, Growth RSUs, which were restricted stock unit grants that cliff vested at the end of three years in varying amounts depending upon growth in IAC's publicly reported metric, adjusted earnings per share with certain modifications.

        These awards were introduced throughout IAC to more closely link long-term reward with IAC's overall performance and to provide greater retentive effect by providing the opportunity to earn greater amounts through increased IAC performance. However, in connection with the spin-off, these awards were converted into three-year cliff-vesting awards at the "target" value (or 50% of the shares actually granted) without variability based on performance.

  2008 IAC Restricted Stock Unit Awards

        In recognition of his promotion to Chief Financial Officer of the Company, Mr. Packey received 12,000 IAC restricted stock units with a five-year annual vesting schedule. This grant was agreed upon in 2007, but not granted until 2008, and was based on the assumption of additional responsibilities, a review of competitive data, internal equity considerations and discussions with Mr. Packey.

  2007 IAC Restricted Stock Unit and Growth RSU Awards

        Mr. Davies received 10,659 restricted stock units when hired by the Company and also received 7,500 Growth RSUs (at target) to reflect his promotion to Chief Executive Officer of the Company. Mr. Harris received 2,509 restricted stock units and 15,056 Growth RSUs (at target) in connection with the annual grant process and also received 5,738 Growth RSUs (at target) related to his promotion to President and Chief Operating Officer of the Company. Mr. Violette received 10,000 Growth RSUs (at target) in connection with his assuming the role of President of the Real Estate business. Each of these awards were arrived at as a result of negotiations relating to the entering into of new employment agreements by the recipients. Mr. Packey also received 5,833 Growth RSUs (at target) and 2,447 annual vesting restricted stock units in connection with the annual grant process. Finally, Mr. Cammarn received 6,900 Growth RSUs (at target) and 1,182 annual vesting restricted stock units in connection with the annual grant process.

        Mr. Lebda received 62,735 Growth RSUs (at target), the same amount received by the other IAC executive officers (other than IAC's chief executive officer).

  Violette Long Term Cash Bonus Plan

        In connection with his agreement to serve as the President of the Company's Real Estate business, the Company agreed to pay Mr. Violette a one-time bonus if 2009 revenues for the Real Estate business are at least $130 million and 2009 operating income before amortization is at least $10 million (in which case the bonus would be $1 million) or at least $20 million (in which case the bonus would be $2 million). This bonus structure was put in place to provide an incentive for Mr. Violette to grow the revenues and profitability of the Real Estate business. The Company's obligation to pay any such bonus was terminated in connection with Mr. Violette's separation from the Company.

  LendingTree Units

        At the time of IAC's acquisition of LendingTree in 2003, Mr. Lebda, Mr. Harris and Mr. Packey were granted equity awards in the form of membership interests representing 4.25%, 0.7% and 0.075% of the common equity of a subsidiary which contains the Company's operating assets ("LendingTree Units"). In addition to common equity, this subsidiary has outstanding another class of equity with a liquidation preference equal to the price IAC paid for LendingTree plus accreted dividends since the acquisition. Pursuant to his employment agreement entered into with IAC at the time Mr. Lebda became President and Chief Operating Officer of IAC, as amended, 50% of Mr. Lebda's LendingTree Units were exchanged for 500,000 shares of restricted common stock of IAC, which such shares became fully vested at the time of the spin-off. All the LendingTree Units are fully vested, and subject to a put right to the Company in 2009 (and annually thereafter) and a call right by the Company in 2011 (and annually thereafter). However, the liquidation preference of the senior equity is significantly greater than the value of the subsidiary, and we therefore believe it is highly unlikely that these equity awards will ever result in value to the holders.

Change of Control and Severance

        We believe that providing executives with severance and change of control protection is important to allow executives to fully value the forward looking elements of their compensation packages, and therefore limit retention risk during uncertain times. Accordingly, the Company's employment agreements and equity awards generally provide for salary continuation in the event of certain employment terminations beyond the control of the executive, as well as varying degrees of accelerated vesting in the event of a change of control of the Company.

 Other Compensation

        Under limited circumstances, certain executive officers have received perquisites as well as non-cash and non-equity compensatory benefits.

        The values of these benefits are reported below in the 2008 Summary Compensation Table under the column heading "All Other Compensation" pursuant to applicable rules. The executive officers do not participate in any deferred compensation or retirement program other than the Company's 401(k) plan.

Tax Deductibility

        IAC's practice was to structure the Company's compensation program in such a manner so that the compensation it pays was deductible by IAC for federal income tax purposes. However, because the Company's executive officers will now be subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, and were not previously, certain compensatory arrangements established prior to the spin-off but that will be paid following the spin-off may not result in deductible compensation for the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, an officer or employee of the Company or any of its subsidiaries. During fiscal year 2008, none of our executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities Act of 1933, as amended, and discussed it with management. In reliance on its review and the discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Tree.com's Annual Report on Form 10-K for the year ended December 31, 2008 and 2009 Annual Meeting Proxy Statement.

Members of the Compensation Committee

Lance Melber (Chair)
W. Mac Lackey
Patrick McCrory

EXECUTIVE COMPENSATION

2008 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year		Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Douglas Lebda	2008	(4)	750,000	—		4,833,888	407,857	235,213	(3)	6,226,958
Chairman and CEO	2007	(4)	750,000	—		6,392,587	—	6,750		7,149,337
	2006	(4)	750,000	1,300,000		5,483,376	—	602,974		8,136,350

C.D. Davies	2008		326,538	—		157,791	—	127,522	(5)	611,851
Former CEO	2007	(6)	377,885	350,000	(7)	123,105	—	4,689		855,679

Bret Violette	2008		400,000	500,000	(7)	940,543	—	6,750	(6)	1,847,293
President, Real Estate	2007		375,631	500,000	(7)	1,175,887	—	6,750		2,058,268

Robert Harris	2008		325,000	75,000	(8)	446,673	17,904	6,379	(6)	870,956
President, LendingTree	2007		299,423	75,000		482,163	—	6,750		863,336
Exchange

Matthew Packey	2008		271,539	50,000	(8)	173,267	22,380	6,750	(6)	523,936
Senior Vice President	2007		219,692	50,000		122,617	—	6,750		399,059
and CFO

Scott Cammarn	2008		284,615	50,000	(8)	148,401	22,380	5,702	(6)	511,098
Senior Vice President
and General Counsel

(1)
The amounts shown in this column indicate the dollar amount of compensation cost recognized by Tree.com and IAC for financial statement reporting purposes pursuant to FAS 123R for stock awards. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executives.

(2)
The amounts shown in this column indicate the dollar amount of compensation cost recognized by Tree.com for financial statement reporting purposes pursuant to FAS 123R for stock option awards. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executives.

(3)
The amounts set forth consist of (i) $6,750 for matching contributions to our 401(k) plan, (ii) $10,721 for commuting and temporary living expense reimbursement and (iii) $217,742 of dividends accrued on Mr. Lebda's preferred stock in LendingTree Holdings Corp.

(4)
Mr. Lebda served as President and Chief Operating Officer of IAC during 2006 and 2007. From January 2008 through August 2008, Mr. Lebda served as our Chairman and Chief Executive Officer and as President and Chief Operating Officer of IAC. Accordingly, all of the compensation earned by Mr. Lebda during 2006 and 2007 and a significant portion of the compensation earned by Mr. Lebda for 2008 was earned in his capacity as President and Chief Operating Officer of IAC.

(5)
Reflects payment of a supplemental award in accordance with the terms of an amended employment agreement entered into prior to the spin-off and matching contributions to our 401(k) plan.

(6)
Reflects matching contributions to our 401(k) plan.

(7)
Reflects a guaranteed minimum bonus under the terms of employment agreement.

(8)
Reflects the portion of year-end 2007 bonus that was determined in February 2008 but not paid until July 2008 based on continued employment through such time.

Special Note Regarding Mr. Lebda's Compensation from IAC

        As noted above, Mr. Lebda served as President and Chief Operating Officer of IAC during 2006 and 2007, and from January 2008 through August 2008 Mr. Lebda served as both our Chairman and Chief Executive Officer and as President and Chief Operating Officer of IAC. Accordingly, all of the compensation earned by Mr. Lebda during 2006 and 2007 and a significant portion of the compensation earned by Mr. Lebda for 2008 reflected in the above Summary Compensation Table was earned in his capacity as President and Chief Operating Officer of IAC. In addition, $3,910,786 of the total $4,833,888 reflected in the Stock Awards column for Mr. Lebda for 2008 related to IAC equity awards that were made prior to 2008 and all of which accelerated in connection with the spin-off. The actual amount of compensation cost recorded by us in 2008 under FAS 123R for Tree.com stock awards awarded to Mr. Lebda was $923,102.

Grants of Plan-Based Awards

        The table below provides information regarding plan-based awards granted to our named executives in 2008 as part of our 2008 compensation program. For information concerning restricted stock unit and stock option awards received by our named executives in connection with the spin-off, see Equity Grants in Connection with the Spin-off below.

Name	Award Type	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Douglas Lebda	(1)	08/21/08	5,000			5,000,000
	(2)	08/21/08	117,970			880,045
	(3)	08/21/08		589,850	8.48	2,925,592
	(3)	08/21/08		589,850	25.43	2,018,126

Robert Harris	(3)	08/21/08		20,000	7.46	77,905

Matthew Packey	(3)	08/21/08		25,000	7.46	97,381

Scott Cammarn	(3)	08/21/08		25,000	7.46	97,381

(1)
Reflects restricted shares of Series A Preferred Stock of LendingTree Holdings Corp., a subsidiary of Tree.com. The shares (i) have a liquidation preference of $5,000,000, (ii) vest, subject to continued employment, in three equal annual installments beginning on August 21, 2009, (iii) accrue dividends at a rate of 12% per year and (iv) are required to be redeemed by us on August 21, 2013.

(2)
Reflects shares of Tree.com restricted stock. For vesting information see Outstanding Equity Awards at Fiscal Year-End below.

(3)
Reflects a stock option award. For vesting information see Outstanding Equity Awards at Fiscal Year-End below.

(4)
The amounts shown in this column indicate the full grant date fair value of stock awards computed in accordance with FAS 123R. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executives.

Outstanding Equity Awards at Fiscal Year-End

        The table below provides information regarding various Tree.com equity awards held by our named executives as of December 31, 2008. The market value of all restricted stock unit and restricted stock awards is based on the closing price of our common stock as of December 31, 2008 ($2.60).

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Douglas Lebda	1,742	(2)	—		$4.58	09/02/09
	1,638	(2)	—		$6.99	01/07/10
	1,651	(2)	—		$2.11	12/06/10
	2,065	(2)	—		$2.60	04/02/11
	1,807	(2)	—		$5.95	03/08/12
	1,291	(2)	—		$9.96	12/20/12
							117,970	(3)	306,722
	—		589,850	(4)	$8.48	08/21/18
	—		589,850	(4)	$25.43	08/21/18

C.D. Davies	—		—				27,116	(5)	70,502

Bret Violette	—		—				15,926	(5)	41,408

Robert Harris							42,364	(5)	110,146
	5,000		15,000	(6)	$7.46	01/31/18
	360		—		$9.96	12/20/12

Matthew Packey							40,106	(5)	104,276
	6,250		18,750	(6)	$7.46	01/31/18

Scott Cammarn							20,294	(5)	52,764
	6,250		18,750	(6)	$7.46	01/31/18

(1)
The table below provides the following information regarding unvested restricted stock unit awards held by our named executives as of December 31, 2008: (i) vesting date(s) of each award, (ii) the number of restricted stock units outstanding (on an aggregate and grant-by-grant basis), (iii) the market value of restricted stock units outstanding as of December 31, 2008, (iv) the vesting schedule for each award and (v) the total number of restricted stock units that vested or are scheduled to vest in each of the fiscal years ending December 31, 2009, 2010, 2011, 2012 and 2013.

	Number of Unvested RSU as of 12/31/08 (#)	Market Value of RSUs as of 12/31/08 ($)	Vesting Schedule
Name and Vesting Dates			2009	2010	2011	2012	2013
C.D. Davies
Jan. 22	15,172	39,447	3,793	3,793	3,793	3,793
May 14	11,944	31,054	—	11,944	—	—	—

Total	27,116	70,502	3,793	15,737	3,793	3,793	—

Bret Violette
April 11	15,926	41,408		15,926

Total	15,926	41,408	—	15,926	—	—	—

Robert Harris
Feb. 16	3,573	9,290	—	1,191	1,191	1,191	—
Feb. 6	17,408	45,261	—	—	17,408	—	—
Feb. 16	12,243	31,832	—	12,243	—	—	—
May 14	9,140	23,764	—	9,140	—	—	—

Total	42,364	110,146	—	22,574	18,599	1,191	—

Matthew Packey
Feb. 6	3,411	8,869	—	1,705	1,706	—	—
Feb. 16	3,485	9,061	—	1,162	1,160	1,163	—
Jan. 31	28,464	74,006	5,692	5,693	5,693	5,693	5,693
Feb. 16	4,746	12,340	—	4,746	—	—	—

Total	40,106	104,276	5,692	13,306	8,559	6,856	5,693

Scott Cammarn
May 8	12,000	31,200	3,999	3,999	4,002	—	—
Feb. 16	2,681	6,971	—	894	892	895	—
Feb. 16	5,613	14,594	—	5,613	—	—	—

Total	20,294	52,764	3,999	10,506	4,894	895	—

(2)
Represents options received in connection with the spin-off upon the conversion of IAC stock options.

(3)
Reflects shares of restricted stock that vest on August 21, 2009.

(4)
Reflects the unvested portion of an option grant, which will vest in full on January 7, 2013.

(5)
Represents restricted stock units received in connection our spin-off from IAC upon the conversion of IAC restricted stock units.

(6)
Reflects the unvested portion of an option grant, which will vest in three equal installments beginning on January 31, 2009.

 Equity Grants in Connection with the Spin-off

        In connection with the spin-off, certain IAC restricted stock unit and stock option awards held by our named executives were converted into (1) Tree.com restricted stock units and stock options and (2) restricted stock units and stock options of IAC, HSN, Inc., Interval Leisure Group, Inc. and Ticketmaster Entertainment, Inc. (each a "Spinco" and collectively, the "Spincos"). All Tree.com restricted stock unit awards and stock options received in connection with the spin-off are reflected in the Outstanding Equity Awards at Fiscal Year-End table.

        The below tables provide information concerning the Spinco restricted stock units and stock options received by our named executives in connection with the spin-off.

IAC

Name	Award Type(1)(2)	Grant Date	Number of Shares of Stock or Units (#)	Market Value of RSUs immediately after spin-off ($)(3)	Number of Securities Underlying Options (#)	Weighted Average Exercise Price of Option Awards ($/Sh)
Douglas Lebda	Stock Option	08/21/08			161,964	10.40

C.D. Davies	Restricted Stock Units	08/21/08	2,316	37,542

Bret Violette	Restricted Stock Units	08/21/08	21,182	343,360

Robert Harris	Restricted Stock Units	08/21/08	21,041	341,075
	Stock Option	08/21/08			5,423	20.61

Matthew Packey	Restricted Stock Units	08/21/08	2,943	47,706

Scott Cammarn	Restricted Stock Units	08/21/08	2,488	40,330

(1)
Subject to continued employment, these restricted stock units vest at various times through January 2013.

(2)
All stock options are fully vested and exercisable.

(3)
Calculated using the closing share price of IAC common stock on August 21, 2008, the day following completion of the spin-off ($16.21).

HSN, Inc.

Name	Award Type(1)(2)	Grant Date	Number of Shares of Stock or Units (#)	Market Value of RSUs immediately after spin-off ($)(3)	Number of Securities Underlying Options (#)	Weighted Average Exercise Price of Option Awards ($/Sh)
Douglas Lebda	Stock Option	08/21/08			64,781	8.54

C.D. Davies	Restricted Stock Units	08/21/08	927	11,689

Bret Violette	Restricted Stock Units	08/21/08	8,473	106,845

Robert Harris	Restricted Stock Units	08/21/08	8,419	106,164
	Stock Option	08/21/08			2,169	16.92

Matthew Packey	Restricted Stock Units	08/21/08	1,178	14,855

Scott Cammarn	Restricted Stock Units	08/21/08	996	12,560

(1)
Subject to continued employment, these restricted stock units vest at various times through January 2013.

(2)
All stock options are fully vested and exercisable.

(3)
Calculated using the closing share price of HSN, Inc. common stock on August 20, 2008, the day the spin-off was completed ($12.61).

Interval Leisure Group, Inc.

Name	Award Type(1)(2)	Grant Date	Number of Shares of Stock or Units (#)	Market Value of RSUs immediately after spin-off ($)(3)	Number of Securities Underlying Options (#)	Weighted Average Exercise Price of Option Awards ($/Sh)
Douglas Lebda	Stock Option	08/21/08			64,781	9.56

C.D. Davies	Restricted Stock Units	08/21/08	927	13,089

Bret Violette	Restricted Stock Units	08/21/08	8,473	119,639

Robert Harris	Restricted Stock Units	08/21/08	8,419	118,876
	Stock Option	08/21/08			2,169	18.95

Matthew Packey	Restricted Stock Units	08/21/08	1,178	16,633

Scott Cammarn	Restricted Stock Units	08/21/08	996	14,064

(1)
Subject to continued employment, these restricted stock units vest at various times through January 2013.

(2)
All stock options are fully vested and exercisable.

(3)
Calculated using the closing share price of Interval Leisure Group, Inc. common stock on August 20, 2008, the day the spin-off was completed ($14.12).

 Ticketmaster Entertainment, Inc.

Name	Award Type(1)(2)	Grant Date	Number of Shares of Stock or Units (#)	Market Value of RSUs immediately after spin-off ($)(3)	Number of Securities Underlying Options (#)	Weighted Average Exercise Price of Option Awards ($/Sh)
Douglas Lebda	Stock Option	08/21/08			64,781	14.66

C.D. Davies	Restricted Stock Units	08/21/08	927	20,060

Bret Violette	Restricted Stock Units	08/21/08	8,473	183,356

Robert Harris	Restricted Stock Units	08/21/08	8,419	182,187
	Stock Option	08/21/08			2,169	29.04

Matthew Packey	Restricted Stock Units	08/21/08	1,178	25,492

Scott Cammarn	Restricted Stock Units	08/21/08	996	21,553

(1)
Subject to continued employment, these restricted stock units vest at various times through January 2013.

(2)
All stock options are fully vested and exercisable.

(3)
Calculated using the closing share price of Ticketmaster Entertainment, Inc. common stock on August 20, 2008, the day the spin-off was completed ($21.64).

Option Exercises and Stock Vested

        In connection with the spin-off, IAC's Compensation and Human Resources Committee determined that certain IAC-granted equity awards would accelerate in connection with the spin-off, as a result of which our named executives received IAC shares that were converted shares of Tree.com and shares of the Spincos. The table below provides information regarding the number of our shares acquired by our named executives in connection with the spin-off in respect of accelerated IAC equity awards and the related value realized, excluding the effect of any applicable taxes.

2008 Tree.com Option Exercises and Stock Vested Table

        The following table summarizes vesting of Tree.com restricted stock unit awards for named executives in 2008. None of our named executives exercised options to purchase Tree.com common stock in 2008.

	Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas Lebda	08/20/2008	22,702	169,354
C.D. Davies	08/20/2008	72	537
Bret Violette	08/20/2008	1,301	9,705
Robert Harris	08/20/2008	646	4,819
Matthew Packey	08/20/2008	69	515
Scott Cammarn	08/20/2008	13	97

(1)
Calculated using the closing share price of our common stock on August 20, 2008, the day the spin-off was completed ($7.42).

Spinco Stock Vested Tables

        The following tables present the shares of the other Spincos received by our named executives in connection with the spin-off as a result of IAC's determination that certain IAC-granted equity awards would accelerate in connection with the spin-off. Each table below reflects the amount of these shares received by our named executives and the related value realized, excluding the effect of any applicable taxes.

IAC

	Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas Lebda	08/20/2008	340,491	5,519,359
C.D. Davies	08/20/2008	1,066	17,280
Bret Violette	08/20/2008	19,515	316,338
Robert Harris	08/20/2008	9,677	156,864
Matthew Packey	08/20/2008	394	6,387
Scott Cammarn	08/20/2008	188	3,047

(1)
Calculated using the closing share price of IAC common stock on August 20, 2008, the day the spin-off was completed ($16.21).

 HSN, Inc.

	Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas Lebda	08/20/2008	136,197	1,717,444
C.D. Davies	08/20/2008	427	5,384
Bret Violette	08/20/2008	7,806	98,434
Robert Harris	08/20/2008	3,872	48,826
Matthew Packey	08/20/2008	158	1,992
Scott Cammarn	08/20/2008	76	958

(1)
Calculated using the closing share price of HSN, Inc. common stock on August 20, 2008, the day the spin-off was completed ($12.61).

Interval Leisure Group, Inc.

	Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas Lebda	08/20/2008	136,197	1,923,102
C.D. Davies	08/20/2008	427	9,240
Bret Violette	08/20/2008	7,806	168,922
Robert Harris	08/20/2008	3,872	83,790
Matthew Packey	08/20/2008	158	3,419
Scott Cammarn	08/20/2008	76	1,645

(1)
Calculated using the closing share price of Interval Leisure Group, Inc. common stock on August 20, 2008, the day the spin-off was completed ($14.12).

Ticketmaster Entertainment, Inc.

	Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas Lebda	08/20/2008	136,197	2,947,303
C.D. Davies	08/20/2008	427	9,240
Bret Violette	08/20/2008	7,806	168,922
Robert Harris	08/20/2008	3,872	83,790
Matthew Packey	08/20/2008	158	3,419
Scott Cammarn	08/20/2008	76	1,645

(1)
Calculated using the closing share price of Ticketmaster Entertainment, Inc. common stock on August 20, 2008, the day the spin-off was completed ($21.64).

Spinco Stock Option Exercises

        As described above under Equity Grants in Connection with the Spin-off, at the time of the spin-off certain IAC stock option awards held by our named executives were converted into options to purchase shares of common stock of the other Spincos. Except as reflected in the below table, none of our named executives exercised options to purchase shares of common stock of any of the Spincos in 2008.

 IAC

	Date	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Douglas Lebda	12/19/2008	8,945	73,660

Potential Payments Upon Termination or Change in Control

        We have entered into employment agreements and maintain certain plans that will require us to provide compensation or other benefits to our named executives in connection with certain events related to a termination of employment or change of control. Set forth below are descriptions of these arrangements as they were in effect as of December 31, 2008.

  Lebda Arrangements

        Under Mr. Lebda's employment agreement, Mr. Lebda would, upon termination without "cause" or resignation for "good reason" (a "qualifying termination"), be entitled to certain benefits. These benefits include (1) continued payment of his base salary through the earlier of the remainder of January 7, 2013 or three years from the date of termination, and (2) accelerated vesting of his 117,970 shares of restricted stock and his 1,179,700 stock options; provided that the amount of severance payments would be reduced by the amount of compensation earned by Mr. Lebda from other employment during the severance period.

        Under Mr. Lebda's employment agreement, "cause" is defined as:

  •
  a plea of guilty or nolo contendere to, or conviction for, a felony offense;

  •
  a material breach of his fiduciary duty owed to the Company;

  •
  a material breach of any of the confidentiality, non-competition, non-solicitation and proprietary rights covenants set forth in his employment agreement; or

  •
  the willful or gross neglect by him of the material duties required by his employment agreement.

        Under Mr. Lebda's employment agreement, "good reason" means the occurrence of any of the following without Mr. Lebda's written consent:

  •
  a material adverse change in his title, duties, operational authorities or reporting responsibilities as they related to his position as our Chairman and Chief Executive Officer from those in effect immediately following January 7, 2008;

  •
  a material reduction in his annual base salary;

  •
  a relocation of his principal place of business more than 25 miles from whichever of either the Charlotte, North Carolina or New York, New York metropolitan areas he is then resident; or

  •
  a material breach by the Company of the employment agreement.

        Upon a qualifying termination Mr. Lebda is entitled to accelerated vesting of the unvested portion of the 5,000 shares of preferred stock in LendingTree Holdings Corp. granted to him pursuant to his Restricted Share Grant and Stockholders' Agreement dated August 15, 2008 (the "Restricted Share Agreement"). In addition, upon the occurrence of a "change of control," Mr. Lebda is entitled to accelerated vesting of the unvested portion of these shares and we are required to repurchase all 5,000 shares for a purchase price equal to the liquidation preference associated with such shares ($5,000,000 plus accrued and unpaid dividends).

        Pursuant to the terms of Mr. Lebda's Restricted Share Agreement, a "change of control" means:

  •
  the acquisition of beneficial ownership by any person of our equity securities representing more than 50% of the voting power of then outstanding equity securities of Tree.com entitled to vote generally in the election of directors;

  •
  the consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the capital stock or assets of Tree.com (unless the beneficial owners of the outstanding voting securities immediately prior to such transaction own substantially the same proportion as their ownership immediately prior to such transaction);

  •
  the sale, transfer or disposition of our equity securities representing more than 50% of the voting power of the then outstanding equity securities of Tree.com entitled to vote generally in the election of directors; or

  •
  the sale, transfer or disposition by us of (1) equity securities of LendingTree, LLC representing more than 50% of the voting power of the then outstanding equity securities of such entity entitled to vote general in the election of directors or (2) the sale of all or substantially all of the assets of the Company or LendingTree, LLC.

  Violette Arrangements

        Under Mr. Violette's employment agreement, Mr. Violette would, upon termination without "cause" or resignation for "good reason" (a "qualifying termination"), be entitled to certain benefits. These benefits include (1) guaranteed annual bonus payments not yet paid, (2) continued payment of his base salary through April 11, 2010, and (3) a portion of his long-term performance bonus if certain revenue thresholds are met with respect to the revenues of the RealEstate.com businesses; provided that the amount of severance payments would be reduced by the amount of compensation earned by Mr. Violette from other employment during the severance period.

        Under Mr. Violette's employment agreement, the term "cause" has substantially the same meaning as it does in Mr. Lebda's employment agreement (described above), except it also includes a violation by him of any written Company policy pertaining to ethics, wrongdoing or conflicts of interest.

        Under his employment agreement, "good reason" means a material reduction in his title, duties, operation authorities or reporting responsibilities as of the date of his employment agreement (April 11, 2007) without his written consent.

        On February 2, 2009, we entered into an Amended Employment and Release Agreement with Mr. Violette pursuant to which Mr. Violette stepped down as an executive officer effective February 27, 2009. In accordance with this agreement we will continue to pay Mr. Violette's base salary and guaranteed bonus payments through July 15, 2009.

  Cammarn, Harris and Packey Arrangements

        Under his respective employment agreement, each of Mr. Cammarn, Mr. Harris and Mr. Packey would, upon termination without "cause," voluntary termination within 90 days following the occurrence of a "change in control" or upon the Company's material breach of the agreement (a "triggering event"), be entitled to certain benefits. These benefits include (1) continued payment of base salary for one year, and (2) in the case of Mr. Packey, a benefits subsidy that covers the amount owed for COBRA benefits during the severance period less his current employee contributions for these benefits; provided that the amount of severance payments would be reduced by the amount of compensation earned by Mr. Cammarn, Mr. Harris or Mr. Packey from other employment during the severance period.

        Under the employment agreements for each of Messrs. Cammarn, Harris and Packey, the term "cause" has substantially the same meaning as it does in Mr. Lebda's employment agreement (described above), except it also includes (1) a plea of guilty or nolo contendere to, or conviction for, a misdemeanor offense involving a breach of trust or fiduciary duty and (2) a material violation by him of any Company policy pertaining to ethics, wrongdoing or conflicts of interest.

        Under these employment agreement, "change in control" is defined as:

  •
  the acquisition of beneficial ownership by any person (other than IAC, Barry Diller, Liberty Media and their respective affiliates) of equity securities of LendingTree, LLC representing more than 50% of the voting power of then outstanding equity securities of LendingTree, LLC entitled to vote generally in the election of directors or managing members; or

  •
  the consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of LendingTree, LLC (unless the beneficial owners of the outstanding voting securities immediately prior to such transaction own substantially the same proportion as their ownership immediately prior to such transaction); or

  •
  the approval by the members, stockholders or other required persons (as applicable) of LendingTree, LLC of a complete liquidation or dissolution of LendingTree, LLC.

        On February 6, 2009, we entered into an Amended Employment and Release Agreement with Mr. Cammarn pursuant to which Mr. Cammarn will step down as an executive officer effective March 31, 2009. In accordance with this agreement, in connection with his separation from the Company Mr. Cammarn will receive a lump sum severance payment of $162,500.

  Davies Arrangements

        Pursuant to an amended employment agreement entered into prior to the spin-off, effective June 1, 2008 Mr. Davies began receiving payment of a supplemental award in accordance with the terms of his prior employment agreement. Mr. Davies is entitled to full payment of this award unless he is terminated for "cause" in which case further payments obligations would cease; provided that the amount of severance payments would be reduced by the amount of compensation earned by Mr. Davies from other employment during the severance period.

        Under Mr. Davies's employment agreement, the term "cause" has the same meaning as it does in Mr. Violette's employment agreement (described above).

  Acceleration of Restricted Stock Unit Awards

        Certain Tree.com and Spinco restricted stock unit awards held by the named executives (three year cliff vest awards), would, upon termination without "cause" (as defined in the applicable employment agreement), vest pro rata based on the number of full years of completed service from the grant date; provided, notwithstanding such accelerated vesting, share delivery at settlement would not occur until the original cliff-vesting date.

        Our 2008 Stock and Annual Incentive Plan and the applicable Spinco stock plans provide for accelerated vesting of the Tree.com and Spinco restricted stock unit awards received by our named executives in connection with the spin-off upon conversion of outstanding IAC restricted stock unit awards upon termination of employment by the Company other than for "Cause" or "Disability" or upon termination by the participant for "Good Reason" within two years following a "Change in Control."

        Under the 2008 Stock and Annual Incentive Plan, "Change in Control" is defined as:

  •
  The acquisition by any individual, entity or group, other than the Company, of beneficial ownership of equity securities of the Company representing more than 50% of the voting power of the then outstanding equity securities of the Company entitled to vote generally in the election of directors; or

  •
  Individuals who constitute the Board cease for any reason to constitute at least a majority of the Board; or

  •
  Consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company, the purchase of assets or stock of another entity, or other similar corporate transaction, in each case, unless immediately following such transaction, (A) more than 50% of the resulting voting power is retained by the Company's stockholders, and (B) at least a majority of the members of the board of directors of the entity resulting from such transaction were incumbent directors at the time of the initial agreement, or action of the Board, providing for such transaction; or

  •
  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

        The 2008 Stock and Annual Incentive Plan provides that the terms "Cause," "Disability" and "Good Reason" as applied to any of our named executives would have the meanings set forth in such named executive's employment agreement.

  Conditions to Receipt of Severance and Change in Control Benefits

        Under each named executive's employment agreement, our obligations to provide the executive with the severance benefits described above are contingent on:

  •
  The executive's delivering a signed waiver and release of all claims he may have against the Company and his not revoking such release;

  •
  The executive's compliance with certain covenants with respect to confidential information and invention assignment; and

  •
  The executive's compliance with applicable non-competition and non-solicitation covenants during a restricted period, in the case of Mr. Lebda and Mr. Violette lasting for 24 months and in the case of the other named executives, lasting 12 months.

  No Tax Gross-Ups

        None of our executive officers would be entitled to any tax gross-up or similar payments in connection with termination of employment or the occurrence of a change in control.

Estimated Post-Employment Compensation and Benefits

        The following table describes the potential payments and benefits under our compensation and benefit plans and arrangements to which our named executives would have been entitled upon termination of employment or change in control assuming that the relevant event occurred on December 31, 2008.

Name and Benefit	Termination without cause ($)	Resignation for good reason or following Company material breach ($)	Death or Disability ($)	Change in Control ($)	Voluntary resignation within 90 days following Change in Control ($)	Qualfitying Termination within 2 Years following Change in Control ($)(6)
Douglas Lebda
Cash Severance(1)	2,250,000	2,250,000	—	—	—	2,250,000
Restricted Stock(2)	306,722	306,722	—	—	—	306,722
Preferred stock(3)	5,217,742	5,217,742	—	5,217,742	—	5,217,742
Total estimated value	7,774,464	7,774,464	—	5,217,742	—	7,774,464
Bret Violette
Cash Severance(1)	509,589	509,589	—	—	509,589	509,589
Guaranteed annual bonus	500,000	500,000	—	—	500,000	500,000
LT Performance bonus(4)	—	—	—	—	—	—
Restricted Stock Units(2)	26,785	26,785	—	—	—	536,265
Total estimated value	1,036,374	1,036,374	—	—	1,009,589	1,545,854
Robert Harris
Cash Severance(1)	325,000	325,000	—	—	325,000	325,000
Restricted Stock Units(2)	65,062	65,062	—	—	—	600,653
Total estimated value	390,062	390,062	—	—	325,000	925,653
Matthew Packey
Cash Severance(1)	312,500	312,500	—	—	312,500	312,500
Benefits subsidy(5)	8,752	8,752	—	—	8,752	8,752
Restricted Stock Units(2)	19,260	19,260	—	—	—	173,045
Total estimated value	340,512	340,512	—	—	321,252	494,297
Scott Cammarn
Cash Severance(1)	325,000	325,000	—	—	325,000	325,000
Restricted Stock Units(2)	22,775	22,775	—	—	—	110,904
Total estimated value	347,775	347,775	—	—	325,000	435,904
C.D. Davies
Cash Severance(1)	337,500	337,500	337,500	—	337,500	337,500
Restricted Stock Units(2)	20,086	20,086	—	—	—	124,619
Total estimated value	357,586	357,586	337,500	—	337,500	462,119

(1)
Reflects cash severance payments during applicable severance period assuming that no compensation from other employment is earned during the severance period. Payments actually received would be reduced by the amount of any such compensation.

(2)
Represents the value of unvested shares of restricted stock or restricted stock units held on December 31, 2008 accelerated in connection with termination, based upon the closing market price of the underlying shares of common stock on such date.

(3)
Mr. Lebda is entitled to accelerated vesting of the unvested portion of his 5,000 shares of preferred stock in LendingTree Holdings Corp. (and any accrued but unpaid dividends thereon) upon a qualifying termination or change in control, as defined in his Restricted Share Agreement.

(4)
Mr. Violette is entitled to a long term performance bonus, or a portion thereof, if certain revenue thresholds are met for 2009 with respect to the revenues of the RealEstate.com Businesses as calculated by the company in accordance with its ordinary business practices. Based on current and anticipated performance levels, we do not expect any payout pursuant to this arrangement.

(5)
Benefits subsidy equals the total amount owed for Mr. Packey's COBRA benefits for the one year period following the date of termination, which is assumed to be December 31, 2008 for the purposes of this table, less the amount of his current employee contribution for such benefits. The assumptions used to calculate these medical benefits for Mr. Packey include no mortality assumptions and no compensation is earned from other employment, which would offset our future payment obligations.

(6)
This column reflects potential payments that would be due in connection with a termination by the Company other than for "Cause" or "Disability" or upon termination by the named executive for "Good Reason" (as such terms are defined in the named executive's employment agreement) within two years following a "Change in Control" (as such term is defined in the 2008 Stock and Annual Incentive Plan).

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table summarizes information, as of December 31, 2008, regarding our equity compensation plans pursuant to which grants of stock options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans
approved by security holders
2008 Stock and Annual Incentive Plan	2,368,882	$14.43	522,556
Equity compensation plans not
approved by security holders
None	0		0

Total	2,368,882		522,556

DIRECTOR COMPENSATION

        Non-Employee Director Compensation Arrangements.    Each non-employee member of the Board receives an annual cash retainer in the amount of $40,000. Each member of the Audit and Compensation Committees receives an additional annual retainer in the amount of $10,000, except the chair of the Audit Committee receives an additional annual retainer in the amount of $15,000.

        Upon his or her initial election to the Board, each non-employee director receives a grant of restricted stock units with a dollar value of up to $50,000, with the actual amount of the grant being pro-rated based upon the amount of time from such appointment to the date of the Company's next annual meeting of stockholders. In addition, each non-employee director receives a grant of restricted stock units with a dollar value of $50,000 upon his or her re-election on the date of the Company's annual meeting of stockholders. The terms of these restricted stock units provide for (1) vesting in two equal annual installments commencing on the first anniversary of the grant date, (2) cancellation and forfeiture of unvested units in their entirety upon termination of service with the Board and (3) full acceleration of vesting upon a change in control of the Company. Non-employee directors are also reimbursed for all reasonable expenses incurred in connection with attendance at the Company's Board and committee meetings.

        The Nominating Committee has primary responsibility for recommending non-employee director compensation arrangements, which are designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of our stock to further align directors' interests with those of our stockholders. When considering non-employee director compensation arrangements, management provides the Nominating Committee with information regarding various types of non-employee director compensation arrangements and practices of select peer companies.

        Deferred Compensation Plan for Non-Employee Directors.    Under our Deferred Compensation Plan for Non-Employee Directors, non-employee directors may defer all or a portion of their Board and Board Committee fees. Eligible directors who defer all or any portion of these fees can elect to have such deferred fees applied to the purchase of share units, representing the number of shares of common stock that could have been purchased on the relevant date or credited to a cash fund. If any dividends are paid on common stock, dividend equivalents will be credited on the share units. The cash fund will be credited with deemed interest at an annual rate equal to the weighted average prime lending rate of JPMorgan Chase Bank. After a director ceases to be a member of the Board, he or she will receive (1) with respect to share units, such number of shares of our common stock as the share units represent and (2) with respect to the cash fund, a cash payment in an amount equal to deferred amounts plus accrued interest. These payments will be made in either one lump sum or up to five installments, as previously elected by the eligible director at the time of the related deferral election.

        2008 Non-Employee Director Compensation.    The following table provides information on the compensation of our non-employee directors in the year ended December 31, 2008. Specifically, the table provides the amount of (1) fees earned by non-employee directors for services performed during 2008 and (2) the dollar amount of the expense recognized during the year ended December 31, 2008 for restricted stock unit awards granted both in and prior to 2008.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Peter Horan	20,320	9,110	—	29,430
W. Mac Lackey	11,334	4,658	—	15,992
Joseph Levin	14,778	9,110	—	23,888
Lance Melber	20,278	9,110	—	29,388
Steven Ozonian	20,278	9,110	—	29,388

(1)
The annual retainers and other compensation for Board committee service earned or paid in cash to our non-employee directors were as follows:

Name	Annual Retainer ($)	Audit Committee Member Fees ($)	Comp. Committee Member Fees ($)	Audit Committee Chair Fee ($)	Total ($)
Peter Horan	14,778	—	—	5,542	20,320
W. Mac Lackey	7,556	1,889	1,889	—	11,334
Joseph Levin	14,778	—	—	—	14,778
Lance Melber	14,778	1,806	3,694	—	20,278
Steven Ozonian	14,778	3,694	1,806	—	20,278

  Under our Deferred Compensation Plan for Non-Employee Directors, non-employee directors may defer all or a portion of these fees.

(2)
The amounts shown in this column indicate the dollar amount of compensation cost recognized by Tree.com for financial statement reporting purposes in 2008 pursuant to FAS 123R for restricted stock unit awards. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by our non-employee directors.

The table below provides the number of restricted stock units held by each director as of December 31, 2008. For each director, the full grant date fair value for restricted stock units awarded in 2008 computed in accordance with FAS 123R and the aggregate number of restricted stock unit awards outstanding at December 31, 2008 were as follows:

Name	Number of RSUs Awarded in 2008 (#)	Grant Date Fair Value of RSUs ($)	Aggregate Number of RSUs Outstanding at Fiscal Year End (#)	Common Stock (#)
Peter C. Horan	6,738	50,000	6,738	3,207
W. Mac Lackey	19,305	50,000	19,305	—
Joseph Levin	6,738	50,000	6,738	106
Lance Melber	6,738	50,000	6,738	—
Steven Ozonian	6,738	50,000	6,738	—

  Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by our non-employee directors.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents information, as of March 5, 2009, relating to the beneficial ownership of our shares of common stock by (1) each person known by us that owns beneficially more than 5% of the outstanding shares of common stock, (2) each current director and director nominee, (3) each of the named executives (4) all executive officers and directors as a group.

        Unless otherwise indicated, beneficial owners listed in the following table may be contacted at our corporate headquarters located at 11115 Rushmore Drive, Charlotte, North Carolina 28277. For each listed person, the number of shares of common stock and percent of such class listed assumes the conversion or exercise of any equity securities owned by such person that are or will become convertible or exercisable, and the exercise of stock options and the vesting of restricted stock units, if any, that will vest, within 60 days of March 5, 2009, but does not assume the conversion, exercise or vesting of any such equity securities owned by any other person.

Amount and Nature of Beneficial Ownership

Name	Shares beneficially owned(1)		% Common Stock beneficially owned
Scott Cammarn	6,257	(2)	*
Robert Harris	5,794	(3)	*
Peter Horan	6,207		*
W. Mac Lackey	—		*
Douglas Lebda	1,242,453	(4)	11.9%
Joseph Levin	106		*
Patrick McCrory	—		*
Lance Melber	—		*
Steven Ozonian	—		*
Matthew Packey	21,291	(2)	*
Bret Violette	878		*
All directors and executive officers as a group (10 persons)	1,283,351		12.2%
Liberty Media Corporation	2,773,987	(5)	27.8%
Financial & Investment Management Group Ltd	577,135	(6)	5.8%

*
The percentage of shares beneficially owned does not exceed 1%.

(1)
Includes shares currently owned and share subject to options exercisable within 60 days.

(2)
Includes 6,250 shares subject to currently exercisable options.

(3)
Includes 5,300 shares subject to currently exercisable options.

(4)
Includes 467,500 shares to be purchased pursuant to the Stock Purchase Agreement between Mr. Lebda and the Company dated February 8, 2009 and 10,194 shares subject to currently exercisable options.

(5)
Information is as of December 31, 2008 and based on a Schedule 13D filed with the SEC by Liberty Media Corporation ("Liberty Media") on August 29, 2008. The address of Liberty Media is 12300 Liberty Boulevard, Englewood, Colorado 80112. Liberty Media is a publicly held corporation. According to Liberty Media's Schedule 14A filed with the SEC on April 24, 2008, Liberty Media's chairman, John C. Malone, controls 33% of the voting power of Liberty Media.

(6)
Information is as of December 31, 2008 and based on a Schedule 13G filed with the SEC by Financial & Investment Management Group Ltd ("FIMG") on October 20, 2008. The address of FIMG is 111 Cass Street, Traverse City, Michigan 49684.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Agreements with Liberty Media Corporation

        In May 2008, IAC entered into a "Spinco Agreement" with Liberty Media Corporation ("Liberty") and affiliates of Liberty that held shares of IAC stock (together with Liberty, the "Liberty Parties"), among others. At the time of the spin-off, we assumed from IAC all of those rights and obligations under the Spinco Agreement providing for post-spin-off governance arrangements related to our businesses.

        As of December 31, 2008, Liberty beneficially owned approximately 2,773,987 shares of our common stock representing approximately 29.6% of our outstanding common stock. The following summary describes the material terms of our governance arrangements and related matters and is qualified by reference to the full Spinco Agreement, which was filed as an exhibit to our Form S-1 registration statement with the SEC. The Spinco Agreement also required us to enter into a registration rights agreement with the Liberty Parties at the time of the spin-off, as described below.

  Spinco Agreement

  Representation of Liberty on our Board of Directors

        The Spinco Agreement generally provides that so long as Liberty beneficially owns securities representing at least 20% of the total voting power of our equity securities, Liberty has the right to nominate up to 20% of the directors serving on our Board (rounded up to the nearest whole number). Any director nominated by Liberty must be reasonably acceptable to a majority of the directors on our Board who were not nominated by Liberty. All but one of Liberty's nominees serving on our Board of Directors must qualify as "independent" under the NASDAQ Stock Market rules. In addition, the Nominating Committee may include only "Qualified Directors," namely directors other than any who were nominated by Liberty, are our officers or employees or were not nominated by the Nominating Committee in their initial election to the Board and for whose election any Liberty Party voted shares. To date, Liberty has not exercised its right to nominate any directors to serve on our Board.

        Until the second anniversary of the spin-off, the Liberty Parties agreed to vote all of our equity securities beneficially owned by them in favor of the election of the full slate of director nominees recommended to our stockholders by the Board so long as the slate includes the director-candidates that Liberty has the right to nominate.

  Acquisition Restrictions

        The Liberty Parties have agreed in the Spinco Agreement not to acquire beneficial ownership of any of our equity securities (with specified exceptions) unless:

  •
  the acquisition was approved by a majority of the Qualified Directors;

  •
  the acquisition is permitted under the provisions described in "Competing Offers" below; or

  •
  after giving effect to the acquisition, Liberty's ownership percentage of our equity securities, based on voting power, would not exceed the Applicable Percentage.

        The "Applicable Percentage" initially is Liberty's ownership percentage upon the spin-off, based on voting power (approximately 30%), plus 5%, but in no event more than 35%. Following the spin-off, the Applicable Percentage with respect to us will be reduced for specified transfers of our equity securities by the Liberty Parties. Notwithstanding the foregoing, during the first two years following the spin-off, acquisitions by the Liberty Parties are further limited to specified extraordinary transactions.

  Standstill Restrictions

        Until the second anniversary of the spin-off, unless a majority of the Qualified Directors consent or to the extent permitted by the provisions described under "Acquisition Restrictions" or "Competing Offers" or in certain other limited circumstances, no Liberty Party may:

  •
  offer to acquire beneficial ownership of any of our equity securities;

  •
  initiate or propose any stockholder proposal or seek or propose to influence, advise, change or control our management, Board of Directors, governing instruments or policies or affairs;

  •
  offer, seek or propose, collaborate on or encourage any merger or other extraordinary transaction;

  •
  subject any of our equity securities to a voting agreement;

  •
  make a request to amend any of the provisions described under "Acquisition Restrictions", "Standstill Restrictions" or "Competing Offers";

  •
  make any public disclosure, or take any action which could reasonably be expected to require us to make any public disclosure, with respect to any of the provisions described under "Standstill Restrictions"; or

  •
  enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the provisions described under "Standstill Restrictions".

  Transfer Restrictions

        Unless a majority of the Qualified Directors consent, the Spinco Agreement prohibits transfers by the Liberty Parties of any of our equity securities to any person except for certain transfers, including:

  •
  transfers under Rule 144 under the Securities Act (or, if Rule 144 is not applicable, in "broker transactions");

  •
  transfers pursuant to a third party tender or exchange offer or in connection with any merger or other business combination, which merger or business combination has been approved by us;

  •
  transfers in a public offering in a manner designed to result in a wide distribution, provided that no such transfer is made, to the knowledge of the Liberty Parties, to any person whose ownership percentage (based on voting power) of our equity securities, giving effect to the transfer, would exceed 15%;

  •
  a transfer of all of our equity securities beneficially owned by the Liberty Parties and their affiliates in a single transaction if the transferee's ownership percentage (based on voting power), after giving effect to the transfer, would not exceed the Applicable Percentage and only if the transferee assumes all of the rights and obligations (subject to limited exceptions) of the Liberty Parties under the Spinco Agreement;

  •
  specified transfers in connection with changes in the beneficial ownership of the ultimate parent company of a Liberty Party or a distribution of the equity interests of a Liberty Party or certain similar events; and

  •
  specified transfers relating to certain hedging transactions or stock lending transactions, subject to specified restrictions.

        During the first two years following the spin-off, transfers otherwise permitted by the first and third bullets above will be prohibited, and transfers otherwise permitted by the fourth and sixth bullets above in respect of which IAC and we do not make certain determinations with respect to the transferee will be prohibited, unless such transfers represent no more than one-third of the Common Stock received by the Liberty Parties in the spin-off.

  Competing Offers

        During the period when Liberty continues to have the right to nominate directors to our Board, if the Board determines to pursue certain types of transactions on a negotiated basis (either through an "auction" or with a single bidder), Liberty is granted certain rights to compete with the bidder or bidders, including the right to receive certain notices and information, subject to specified conditions and limitations. In connection with any such transaction that we are negotiating with a single bidder, the Board must consider any offer for a transaction made in good faith by Liberty but is not obligated to accept any such offer or to enter into negotiations with Liberty.

        If a third party (x) commences a tender or exchange offer for at least 35% of our capital stock other than pursuant to an agreement with us or (y) publicly discloses that its ownership percentage (based on voting power) exceeds 20% and the Board fails to take certain actions to block such third party from acquiring an ownership percentage (based on voting power) exceeding the Applicable Percentage, the Liberty Parties generally will be relieved of the obligations described under "Standstill Restrictions" and "Acquisition Restrictions" above to the extent reasonably necessary to permit Liberty to commence and consummate a competing offer. If Liberty's ownership percentage (based on voting power) as a result of the consummation of a competing offer in response to a tender or exchange offer described in (x) above exceeds 50%, any consent or approval requirements of the Qualified Directors in the Spinco Agreement will be terminated, and, following the later of the second anniversary of the applicable spin-off and the date that Liberty's ownership percentage (based on voting power) exceeds 50%, the obligations described under "Acquisition Restrictions" will be terminated.

  Other

        Amendments to the Spinco Agreement and determinations required to be made thereunder (including approval of transactions between a Liberty Party and us that would be reportable under the proxy rules) will require the approval of the Qualified Directors.

  Registration Rights Agreement

        Under a registration rights agreement, the Liberty Parties and their permitted transferees (the "Holders") are entitled to three demand registration rights (and unlimited piggyback registration rights) in respect of the shares of our common stock received by the Liberty Parties as a result of the spin-off and other shares of our common stock acquired by the Liberty Parties consistent with the Spinco Agreement (collectively, the "Registrable Shares"). The Holders will be permitted to exercise their registration rights in connection with certain hedging transactions that they may enter into in respect of the Registrable Shares.

        We are obligated to indemnify the Holders, and each selling Holder will be obligated to indemnify us, against specified liabilities in connection with misstatements or omissions in any registration statement.

Relationships Between IAC and Us

        In connection with the spin-off, we entered into a number of agreement with IAC that govern our relationship with IAC. These agreements include, among others:

  •
  a Separation and Distribution Agreement;

  •
  a Tax Sharing Agreement;

  •
  an Employee Matters Agreement; and

  •
  a Transition Services Agreement (collectively, the "spin-off Agreements").

  Separation and Distribution Agreement

        We are obligated under the Separation and Distribution Agreement to indemnify, defend and hold harmless, IAC and each of the other Spincos, and each of their respective current and former directors, officers and employees, from and against any losses arising out of any breach by such indemnifying companies of the spin-off Agreements, any failure by us to assume and perform any of the liabilities allocated to us and any liabilities relating to our financial and business information included in filings made with the SEC in connection with the spin-offs. IAC is obligated under the Separation and Distribution Agreement to indemnify, defend and hold harmless us, and each of our current and former directors, officers and employees, from and against losses arising out of any breach by IAC of the spin-off Agreements, and any failure by IAC to perform its obligations under the Separation and Distribution Agreement or any spin-off Agreement.

        In addition, the Separation and Distribution Agreement governs insurance and related reimbursement arrangements, provision and retention of records, access to information and confidentiality, cooperation with respect to governmental filings and third party consents and access to property.

  Tax Sharing Agreement

        The Tax Sharing Agreement governs the respective rights, responsibilities and obligations of IAC and us after the spin-off with respect to taxes for periods ending on or before the spin-off. In general, pursuant to the Tax Sharing Agreement, IAC will prepare and file the consolidated federal income tax return, and any other tax returns that include IAC (or any of its subsidiaries) and us for all taxable periods ending on or prior to, or including, the distribution date of the spin-off with the appropriate tax authorities, and, except as otherwise set forth below, IAC will pay any taxes relating thereto to the relevant tax authority (including any taxes attributable to an audit adjustment with respect to such returns; provided that IAC will not be responsible for audit adjustments relating to our business with respect to pre-spin off periods if we fail to fully cooperate with IAC in the conduct of such audit). We will prepare and file all tax returns that include solely us for all taxable periods ending on or prior to, or including, the distribution date of the spin-off, and will pay all taxes due with respect to such tax returns (including any taxes attributable to an audit adjustment with respect to such returns). In the event an adjustment with respect to a pre-spin off period for which IAC is responsible results in a tax benefit to us in a post-spin off period, we are required to pay such tax benefit to IAC. In general, IAC controls all audits and administrative matters and other tax proceedings relating to the consolidated federal income tax return of the IAC group and any other tax returns for which the IAC group is responsible.

        Under the Tax Sharing Agreement, we generally (i) may not take (or fail to take) any action that would cause any representation, information or covenant contained in the separation documents or the documents relating to the IRS private letter ruling and the tax opinion regarding the spin-off to be untrue, (ii) may not take (or fail to take) any other action that would cause the spin-off to lose its tax free status, (iii) may not sell, issue, redeem or otherwise acquire any of our equity securities (or equity securities of members of its group), except in certain specified transactions for a period of 12 months following the spin-off and (iv) may not, other than in the ordinary course of business, sell or otherwise dispose of a substantial portion of our assets, liquidate, merge or consolidate with any other person for a period of 25 months following the spin-off.

        The Tax Sharing Agreement also contains provisions regarding the apportionment of tax attributes of the IAC consolidated federal income tax return group, the allocation of deductions with respect to compensatory equity interests, cooperation, and other customary matters. In general, tax deductions arising by reason of exercises of options to acquire IAC or Tree.com stock, vesting of "restricted" IAC or Tree.com stock, or settlement of restricted stock units with respect to IAC or Tree.com stock held by any person will be claimed by the party that employs such person at the time of exercise, vesting or settlement, as applicable (or in the case of a former employee, the party that last employed such person).

  Employee Matters Agreement

        The employee matters agreement covers a wide range of compensation and benefit issues related to the spin-off. In general, under the employee matters agreement:

  •
  IAC is responsible for (i) all liabilities with respect to IAC employees, former IAC employees (excluding any former employees of the Spincos) and their dependents and beneficiaries under all IAC employee benefit plans, and (ii) all liabilities with respect to the employment or termination of employment of all IAC employees, former IAC employees (excluding any former employees of ours) and their dependents and beneficiaries.

  •
  We are responsible for (i) all liabilities under our employee benefit plans, and (ii) all liabilities with respect to the employment or termination of employment of all our our employees, former employees and their dependents and beneficiaries.

        Subject to a transition period through the end of 2008 with respect to health and welfare benefits, after the spin-off, as of January 1, 2009, we no longer participate in IAC's employee benefit plans, but instead have established our own employee benefit plans that are substantially similar to the plans sponsored by IAC prior to the spin-off. Through the end of 2008, IAC continued to provide health and welfare benefits to our employees and we bear the cost of this coverage with respect to our employees.

  Transition Services Agreement

        Pursuant to a transition services agreement between IAC and us, the following services, among others, are being provided by/to the parties (and/or their respective businesses) as set forth below on an interim, transitional basis following completion of the spin-off:

  •
  assistance with certain legal, finance, internal audit, human resources, insurance and tax affairs, including assistance with certain public company functions, from IAC to us;

  •
  continued coverage/participation for our employees under IAC health and welfare plans on the same basis as immediately prior to the distribution;

  •
  assistance with the implementation and hosting of certain software applications by/from IAC and its businesses (and vice versa); and

  •
  such other services as to which we and IAC may agree.

        These services are being provided on either a cost- or hourly rate basis. In general, the services to be provided by/to the parties (and/or their respective businesses) began on the date of the completion of the spin-off and will cover a period generally not expected to exceed 12 months following the spin-off. Either party may terminate the agreement with respect to one or more particular services being received by it upon such notice as will be provided for in the transition services agreement.

  Commercial Agreements

        We (i) distribute certain products and services via arrangements with certain Spincos (and vice versa), (ii) provide certain Spincos with various services (and vice versa) and/or (iii) lease office space from IAC. For example:

  •
  We license certain real estate information to IAC's Ask.com business for use in connection with real estate related search results;

  •
  IAC's Ask.com and Citysearch businesses provide search engine marketing services and advertising to us; and

  •
  We have agreed to provide certain mortgage brokerage services to a joint venture in which IAC is a party.

        Payments received by us in respect of commercial agreements with the Spincos were approximately $733,000 in 2008. Aggregate payments made by us to Spincos in respect of these commercial agreements were approximately $260,000 in 2008.

RELATED PERSONS TRANSACTION POLICY

        The Board has adopted a written policy setting forth the procedures and standards we apply to reviewing and approving related person transactions. The policy covers any transaction, arrangement or relationship in which we are or will be a participant, the amount involved exceeds $120,000 and in which any Related Person (as defined therein) had, has or will have a direct or indirect interest other than (a) employment relationships or transactions involving an executive officer and any related compensation solely resulting from such employment if such compensation was approved, or recommended to the Board for approval, by the Compensation Committee; (b) compensation for serving as a director; (c) payments arising solely from the ownership of our equity securities in which all holders of that class of equity securities received the same benefit on a pro rata basis; or (d) such other exclusions as may be permitted pursuant to applicable rules and regulations of the SEC or any stock exchange upon which our common stock may then be listed. Under the policy, "Related Person" means: (1) any of our directors, director nominees or executive officers; (2) any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; (3) any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of, and/or any other person (other than a tenant or employee) sharing the household of, any person named in (2) or (3) above; (4) any firm, corporation or other entity or organization (profit or not-for-profit) for which any person named in (1)-(2) above serves as an employee, executive officer, partner or principal (or other similar position); and (5) any firm, corporation or other entity or organization (profit or not-for-profit) for which any person named in (1)-(2) above has a 5% or greater beneficial ownership interest.

        Under the policy all Related Person transactions must be reviewed by either the Audit Committee or another independent body of the Company's Board of Directors.

CODE OF BUSINESS CONDUCT AND ETHICS

        Our code of business conduct and ethics, which applies to all employees, including all executive officers and senior financial officers and directors, is posted on our website at http://investor-relations.tree.com/governance.cfm. The code of conduct and ethics complies with Item 406 of SEC Regulation S-K and the rules of The Nasdaq Stock Market. Any changes to the code of conduct and ethics that affect the provisions required by Item 406 of Regulation S-K, and any waivers of the code of conduct and ethics for our executive officers, directors or senior financial officers, will also be disclosed on our website.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and certain persons who beneficially own more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of our company. Executive officers, directors and such greater than 10% stockholders are required to furnish to us copies of all such reports they file. Based solely on our review of the copies of such reports received by us and written representations that no other reports were required for such persons, we believe that, during fiscal year 2008, all filing requirements applicable to our executive officers, directors and greater than 10% stockholders were complied with on a timely basis, except that Mr. Lebda filed two late Forms 4 reporting four transactions and Mr. Horan filed one late Form 4 reporting four transactions.

 ANNUAL REPORTS

        Upon written request to our Corporate Secretary at 11115 Rushmore Drive, Charlotte, North Carolina 28277, we will provide without charge to each person solicited an additional copy of our 2008 Annual Report on Form 10-K, including the financial statements and financial statement schedule filed therewith. Copies are also available on our website at http://investor-relations.tree.com/governance.cfm. We will furnish requesting stockholders with any exhibit not contained in our 2008 Annual Report on Form 10-K upon payment of a reasonable fee.

PROPOSALS BY STOCKHOLDERS
FOR PRESENTATION AT OUR 2010 ANNUAL MEETING

        Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2010 Annual Meeting of Stockholders must submit the proposal to us at our corporate headquarters no later than November 19, 2009, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Stockholders who intend to present a proposal at our 2010 Annual Meeting of Stockholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary no earlier than January 28, 2010 and no later than February 27, 2010. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

        We know of no other matters to be submitted to the stockholders at the meeting. If any other matters properly come before the stockholders at the meeting, the persons named in the form of proxy will vote the shares they represent in their discretion.

Charlotte, North Carolina
March 19, 2009

Annex A

SECOND AMENDED AND RESTATED
TREE.COM, INC.
2008 STOCK AND ANNUAL INCENTIVE PLAN

Section 1. Purpose; Definition

        The purpose of this Plan is (a) to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock and incentive plan providing incentives directly linked to stockholder value and (b) to assume and govern other awards pursuant to the adjustment of awards granted under any IAC Long Term Incentive Plan (as defined in the Employee Matters Agreement) in accordance with the terms of the Employee Matters Agreement ("Adjusted Awards"). Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of this Plan, the following terms are defined as set forth below:

        (a)   "Affiliate" means a corporation or other entity controlled by, controlling or under common control with, the Company.

        (b)   "Applicable Exchange" means Nasdaq or such other securities exchange as may at the applicable time be the principal market for the Common Stock.

        (c)   "Award" means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or other stock-based award granted or assumed pursuant to the terms of this Plan, including Adjusted Awards.

        (d)   "Award Agreement" means a written or electronic document or agreement setting forth the terms and conditions of a specific Award.

        (e)   "Beneficial Ownership" shall have the meaning given in Rule 13d-3 promulgated under the Exchange Act.

        (f)    "Board" means the Board of Directors of the Company.

        (g)   "Bonus Award" means a bonus award made pursuant to Section 9.

        (h)   "Cause" means, unless otherwise provided in an Award Agreement, (i) "Cause" as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) the willful or gross neglect by a Participant of his employment duties; (B) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by a Participant; (C) a material breach by a Participant of a fiduciary duty owed to the Company or any of its subsidiaries; (D) a material breach by a Participant of any nondisclosure, non-solicitation or non-competition obligation owed to the Company or any of its Affiliates; or (E) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant's Award Agreement. Notwithstanding the general rule of Section 2(c), following a Change in Control, any determination by the Committee as to whether "Cause" exists shall be subject to de novo review.

        (i)    "Change in Control" has the meaning set forth in Section 10(c).

        (j)    "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

        (k)   "Commission" means the Securities and Exchange Commission or any successor agency.

        (l)    "Committee" has the meaning set forth in Section 2(a).

        (m)  "Common Stock" means common stock, par value $0.01 per share, of the Company.

        (n)   "Company" means Tree.com, Inc., a Delaware corporation, or its successor.

        (o)   "Disability" means (i) "Disability" as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define "Disability," (A) permanent and total disability as determined under the Company's long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, "Disability" as determined by the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code and, with respect to each Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (i) the Participant's "disability" within the meaning of Section 409A of the Code, or (ii) the Participant's "separation from service" within the meaning of Section 409A of the Code and (iii) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

        (p)   "Disaffiliation" means a Subsidiary's or Affiliate's ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

        (q)   "EBITA" means for any period, operating profit (loss) plus (i) amortization, including goodwill impairment, (ii) amortization of non-cash distribution and marketing expense and non-cash compensation expense, (iii) restructuring charges, (iv) non-cash write-downs of assets or goodwill, (v) charges relating to disposal of lines of business, (vi) litigation settlement amounts and (vii) costs incurred for proposed and completed acquisitions.

        (r)   "EBITDA" means for any period, operating profit (loss) plus (i) depreciation and amortization, including goodwill impairment, (ii) amortization of non-cash distribution and marketing expense and non-cash compensation expense, (iii) restructuring charges, (iv) non-cash write-downs of assets or goodwill, (v) charges relating to disposal of lines of business, (vi) litigation settlement amounts and (vii) costs incurred for proposed and completed acquisitions.

        (s)   "Eligible Individuals" means directors, officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates.

        (t)    "Employee Matters Agreement" means the Employee Matters Agreement by and among IAC, Ticketmaster, Interval Leisure Group, Inc., HSN, Inc. and Tree.com, Inc.

        (u)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

        (v)   "Fair Market Value" means, unless otherwise determined by the Committee, the closing price of a share of Common Stock on the Applicable Exchange on the date of measurement, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded, all as reported by such source as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, taking into account, to the extent appropriate, the requirements of Section 409A of the Code.

        (w)  "Free-Standing SAR" has the meaning set forth in Section 5(b).

        (x)   "Grant Date" means (i) the date on which the Committee by resolution selects an Eligible Individual to receive a grant of an Award and determines the number of Shares to be subject to such Award or the formula for earning a number of shares or cash amount, (ii) such later date as the Committee shall provide in such resolution or (iii) the initial date on which an Adjusted Award was granted under the IAC Long Term Incentive Plan.

        (y)   "Group" shall have the meaning given in Section 13(d)(3) and 14(d)(2) of the Exchange Act.

        (z)   "IAC" means IAC/InterActiveCorp, a Delaware corporation.

        (aa) "Incentive Stock Option" means any Option that is designated in the applicable Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code, and that in fact so qualifies.

        (bb) "Individual Agreement" means an employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

        (cc) "Nasdaq" means the National Association of Securities Dealers Inc. Automated Quotation System.

        (dd) "Nonqualified Option" means any Option that is not an Incentive Stock Option.

        (ee) "Option" means an Award granted under Section 5.

        (ff)  "Participant" means an Eligible Individual to whom an Award is or has been granted.

        (gg) "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock, Restricted Stock Units or Bonus Awards or other stock-based awards. In the case of Qualified-Performance Based Awards, (i) such goals shall be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, net profit after tax, EBITDA, EBITA, gross profit, cash generation, unit volume, market share, sales, asset quality, earnings per share, operating income, revenues, return on assets, return on operating assets, return on equity, profits, total stockholder return (measured in terms of stock price appreciation and/or dividend growth), cost saving levels, marketing-spending efficiency, core non-interest income, change in working capital, return on capital, and/or stock price, with respect to the Company or any Subsidiary, Affiliate, division or department of the Company and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. Such Performance Goals also may be based upon the attaining of specified levels of Company, Subsidiary, Affiliate or divisional performance under one or more of the measures described above relative to the performance of other entities, divisions or subsidiaries.

        (hh) "Plan" means this Tree.com, Inc. 2008 Stock and Annual Incentive Plan, as set forth herein and as hereafter amended from time to time.

        (ii)   "Plan Year" means the calendar year or, with respect to Bonus Awards, the Company's fiscal year if different.

        (jj)   "Qualified Performance-Based Award" means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 11.

        (kk) "Restricted Stock" means an Award granted under Section 6.

        (ll)   "Restricted Stock Units" means an Award granted under Section 7.

        (mm)  "Resulting Voting Power" shall mean the outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent governing body, if applicable) of the entity resulting from a Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries).

        (nn) "Retirement" means retirement from active employment with the Company, a Subsidiary or Affiliate at or after the Participant's attainment of age 65.

        (oo) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

        (pp) "Separation" has the meaning set forth in the Employee Matters Agreement.

        (qq) "Share" means a share of Common Stock.

        (rr)  "Specified Employee" shall mean any individual who is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) with respect to the Company and its Affiliates, as determined by the Company (or the Affiliate, in the event that the Affiliate and the Company are not considered a single employer under Sections 414(b) or 414(c) of the Code) in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st. All individuals who are determined to be key employees under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code (without regard to paragraph (5) thereof) on December 31st shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the following April 1st.

        (ss)  "Stock Appreciation Right" has the meaning set forth in Section 5(b).

        (tt)  "Subsidiary" means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

        (uu) "Tandem SAR" has the meaning set forth in Section 5(b).

        (vv) "Term" means the maximum period during which an Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Employment or otherwise, as specified in the applicable Award Agreement.

        (ww)  "Termination of Employment" means the termination of the applicable Participant's employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee, if a Participant's employment with, or membership on a board of directors of the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a non-employee director capacity or as an employee, as applicable, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. Notwithstanding the foregoing, with respect to any Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, "Termination of Employment" shall mean a "separation from service" as defined under Section 409A of the Code. For the avoidance of doubt, the Separation shall not constitute a Termination of Employment for purposes of any Adjusted Award.

Section 2. Administration

        (a)    Committee.    The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two directors, and shall be appointed by and serve at the pleasure of the Board. The Committee shall, subject to Section 11, have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Among other things, the Committee shall have the authority, subject to the terms and conditions of the Plan and the Employee Matters Agreement (including the original terms of the grant of the Adjusted Award):

    (i)
    to select the Eligible Individuals to whom Awards may from time to time be granted;

    (ii)
    to determine whether and to what extent Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, other stock-based awards, or any combination thereof, are to be granted hereunder;

    (iii)
    to determine the number of Shares to be covered by each Award granted hereunder;

    (iv)
    to determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;

    (v)
    subject to Section 12, to modify, amend or adjust the terms and conditions of any Award;

    (vi)
    to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

    (vii)
    subject to Section 11, to accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

    (viii)
    to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);

    (ix)
    to establish any "blackout" period that the Committee in its sole discretion deems necessary or advisable;

    (x)
    to determine whether, to what extent, and under what circumstances cash, Shares, and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;

    (xi)
    to decide all other matters that must be determined in connection with an Award; and

    (xii)
    to otherwise administer the Plan.

        (b)    Procedures.

    (i)
    The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and subject to Section 11, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.

    (ii)
    Subject to Section 11(c), any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

        (c)    Discretion of Committee.    Subject to Section 1(h), any determination made by the Committee or by an appropriately delegated officer pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, Participants, and Eligible Individuals.

        (d)    Award Agreements.    The terms and conditions of each Award, as determined by the Committee, shall be set forth in an Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement's being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement. Award Agreements may be amended only in accordance with Section 12 hereof. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, in the event that any term of an Award Agreement conflicts with any provision of the Plan that specifically pertains to Section 409A of the Code, the provision of the Plan shall govern.

Section 3. Common Stock Subject to Plan

        (a)    Plan Maximums.    The maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be the sum of (a) the number of Shares that may be issuable upon exercise or vesting of the Adjusted Awards and (b) 2,750,000. The maximum number of Shares that may be granted pursuant to Options intended to be Incentive Stock Options shall be 1,833,333 Shares. Shares subject to an Award under the Plan may be authorized and unissued Shares or may be treasury Shares.

        (b)    Individual Limits.    No Participant may be granted Awards covering in excess of 1,833,333 Shares during the term of the Plan; provided that Adjusted Awards shall not be subject to this limitation.

        (c)    Rules for Calculating Shares Delivered.

  (i)
  With respect to Awards other than Adjusted Awards, to the extent that any Award is forfeited, or any Option and the related Tandem SAR (if any) or Free-Standing SAR terminates, expires or lapses without being exercised (specifically including the Award contemplated by clause (iii) below), or any Award is settled for cash, (A) the Shares subject to such Awards not delivered as a result thereof shall again be available for Awards under the Plan and (B) other than with respect to any Awards settled for cash, such Shares shall no longer be counted when calculating the respective Participant's individual limit set forth in Section 3(b).

  (ii)
  With respect to Awards other than Adjusted Awards, if the exercise price of any Option and/or the tax withholding obligations relating to any Award are satisfied by delivering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares delivered or attested to shall be deemed delivered for purposes of the limits set forth in Section 3(a). To the extent any Shares subject to an Award are withheld to satisfy the exercise price (in the case of an Option) and/or the tax withholding obligations relating to such Award, such Shares shall not be deemed to have been delivered for purposes of the limits set forth in Section 3(a).

  (iii)
  Notwithstanding anything in this Plan to the contrary (including Sections 5(d) and 12(c) hereof), Douglas R. Lebda may surrender for cancellation an option to purchase 589,500 shares of Common Stock with an exercise price of $25.43 per share awarded on August 21, 2008 and the Shares subject to such Option shall be available for future Awards under the Plan (including to Mr. Lebda) immediately following such surrender.

        (d)    Adjustment Provision.    In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, a "Corporate Transaction"), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (ii) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the exercise price of outstanding Options and Stock Appreciation Rights. In the event of a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a "Share Change"), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (ii) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the exercise price of outstanding Options and Stock Appreciation Rights. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which stockholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (3) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Performance Goals applicable to any Awards to reflect any Share Change and any Corporate Transaction and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company's financial statements, notes to the financial statements, management's discussion and analysis or the Company's other SEC filings, provided that in the case of Performance Goals applicable to any Qualified Performance-Based Awards, such adjustment does not violate Section 162(m) of the Code. Any adjustment under this Section 3(d) need not be the same for all Participants.

        (e)    Section 409A.    Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 3(d) to Awards that are considered "deferred compensation" within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 3(d) to Awards that are not considered "deferred compensation" subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to Section 3(d) to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date to be subject thereto as of the Grant Date.

Section 4. Eligibility

        Awards may be granted under the Plan to Eligible Individuals and, with respect to Adjusted Awards, in accordance with the terms of the Employee Matters Agreement; provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code) and, with respect to Adjusted Awards that are intended to qualify as incentive stock options within the meaning of Section 421 of the Code, in accordance with the terms of the Employee Matters Agreement.

Section 5. Options and Stock Appreciation Rights

        With respect to Adjusted Awards, the provisions below will be applicable only to the extent that they are not inconsistent with the Employee Matters Agreement and the terms of the Adjusted Award assumed under the Employee Matters Agreement:

        (a)    Types of Options.    Options may be of two types: Incentive Stock Options and Non-qualified Options. The Award Agreement for an Option shall indicate whether the Option is intended to be an Incentive Stock Option or a Nonqualified Option.

        (b)    Types and Nature of Stock Appreciation Rights.    Stock Appreciation Rights may be "Tandem SARs," which are granted in conjunction with an Option, or "Free-Standing SARs," which are not granted in conjunction with an Option. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash, Shares, or both, in value equal to the product of (i) the excess of the Fair Market Value of one Share over the exercise price of the applicable Stock Appreciation Right, multiplied by (ii) the number of Shares in respect of which the Stock Appreciation Right has been exercised. The applicable Award Agreement shall specify whether such payment is to be made in cash or Common Stock or both, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the Stock Appreciation Right.

        (c)    Tandem SARs.    A Tandem SAR may be granted at the Grant Date of the related Option. A Tandem SAR shall be exercisable only at such time or times and to the extent that the related Option is exercisable in accordance with the provisions of this Section 5, and shall have the same exercise price as the related Option. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related Option, and the related Option shall terminate or be forfeited upon the exercise or forfeiture of the Tandem SAR.

        (d)    Exercise Price.    The exercise price per Share subject to an Option or Free-Standing SAR shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a share of the Common Stock on the applicable Grant Date. In no event may any Option or Free-Standing SAR granted under this Plan be amended, other than pursuant to Section 3(d), to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new Option or Free-Standing SAR with a lower exercise price or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Option or Free-Standing SAR, unless such amendment, cancellation, or action is approved by the Company's stockholders.

        (e)    Term.    The Term of each Option and each Free-Standing SAR shall be fixed by the Committee, but shall not exceed ten years from the Grant Date.

        (f)    Vesting and Exercisability.    Except as otherwise provided herein, Options and Free-Standing SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option or Free-Standing SAR will become exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Option or Free-Standing SAR.

        (g)    Method of Exercise.    Subject to the provisions of this Section 5, Options and Free-Standing SARs may be exercised, in whole or in part, at any time during the applicable Term by giving written notice of exercise to the Company or through the procedures established with the Company's appointed third-party Option administrator specifying the number of Shares as to which the Option or Free-Standing SAR is being exercised; provided, however, that, unless otherwise permitted by the Committee, any such exercise must be with respect to a portion of the applicable Option or Free-Standing SAR relating to no less than the lesser of the number of Shares then subject to such Option or Free-Standing SAR or 100 Shares. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the purchase price (which shall equal the product of such number of Shares multiplied by the applicable exercise price) by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made as follows:

  (i)
  Payments may be made in the form of unrestricted Shares (by delivery of such Shares or by attestation) of the same class as the Common Stock subject to the Option already owned by the Participant (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted.

  (ii)
  To the extent permitted by applicable law, payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms. To the extent permitted by applicable law, the Committee may also provide for Company loans to be made for purposes of the exercise of Options.

  (iii)
  Payment may be made by instructing the Company to withhold a number of Shares having a Fair Market Value (based on the Fair Market Value of the Common Stock on the date the applicable Option is exercised) equal to the product of (A) the exercise price multiplied by (B) the number of Shares in respect of which the Option shall have been exercised.

        (h)    Delivery; Rights of Stockholders.    No Shares shall be delivered pursuant to the exercise of an Option until the exercise price therefor has been fully paid and applicable taxes have been withheld. The applicable Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to the Option or Stock Appreciation Right (including, if applicable, the right to vote the applicable Shares and the right to receive dividends), when the Participant (i) has given written notice of exercise, (ii) if requested, has given the representation described in Section 14(a), and (iii) in the case of an Option, has paid in full for such Shares.

        (i)    Terminations of Employment.    Subject to Section 10, a Participant's Options and Stock Appreciation Rights shall be forfeited upon such Participant's Termination of Employment, except as set forth below:

  (i)
  Upon a Participant's Termination of Employment by reason of death, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the first anniversary of the date of such death and (B) the expiration of the Term thereof;

  (ii)
  Upon a Participant's Termination of Employment by reason of Disability or Retirement, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the first anniversary of such Termination of Employment and (B) the expiration of the Term thereof;

  (iii)
  Upon a Participant's Termination of Employment for Cause, any Option or Stock Appreciation Right held by the Participant shall be forfeited, effective as of such Termination of Employment;

  (iv)
  Upon a Participant's Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the 90th day following such Termination of Employment and (B) expiration of the Term thereof; and

  (v)
  Notwithstanding the above provisions of this Section 5(i), if a Participant dies after such Participant's Termination of Employment but while any Option or Stock Appreciation Right remains exercisable as set forth above, such Option or Stock Appreciation Right may be exercised at any time until the later of (A) the earlier of (1) the first anniversary of the date of such death and (2) expiration of the Term thereof and (B) the last date on which such Option or Stock Appreciation Right would have been exercisable, absent this Section 5(i)(v).

Notwithstanding the foregoing, the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination of Employment; provided, however, that if such rules are less favorable to the Participant than those set forth above, such rules are set forth in the applicable Award Agreement. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Nonqualified Option.

        (j)    Nontransferability of Options and Stock Appreciation Rights.    No Option or Free-Standing SAR shall be transferable by a Participant other than (i) by will or by the laws of descent and distribution, or (ii) in the case of a Nonqualified Option or Free-Standing SAR, pursuant to a qualified domestic relations order or as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the Participant's family members or to a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, "family member" shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto. A Tandem SAR shall be transferable only with the related Option as permitted by the preceding sentence. Any Option or Stock Appreciation Right shall be exercisable, subject to the terms of this Plan, only by the applicable Participant, the guardian or legal representative of such Participant, or any person to whom such Option or Stock Appreciation Right is permissibly transferred pursuant to this Section 5(j), it being understood that the term "Participant" includes such guardian, legal representative and other transferee; provided, however, that the term "Termination of Employment" shall continue to refer to the Termination of Employment of the original Participant.

Section 6. Restricted Stock

        With respect to Adjusted Awards, the provisions below will be applicable only to the extent that they are not inconsistent with the Employee Matters Agreement and the terms of the Adjusted Award assumed under the Employee Matters Agreement:

        (a)    Nature of Awards and Certificates.    Shares of Restricted Stock are actual Shares issued to a Participant, and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the applicable Participant and, in the case of Restricted Stock, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Tree.com, Inc. 2008 Stock and Annual Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Tree.com, Inc., 11115 Rushmore Drive, Charlotte, NC 28277."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        (b)    Terms and Conditions.    Shares of Restricted Stock shall be subject to the following terms and conditions:

  (i)
  The Committee shall, prior to or at the time of grant, condition the vesting or transferability of an Award of Restricted Stock upon the continued service of the applicable Participant or the attainment of Performance Goals, or the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Committee may, prior to or at the time of grant, designate such an Award as a Qualified Performance-Based Award. The conditions for grant, vesting, or transferability and the other provisions of Restricted Stock Awards (including without limitation any Performance Goals) need not be the same with respect to each Participant.

  (ii)
  Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Award for which such vesting restrictions apply and until the expiration of such vesting restrictions (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock.

  (iii)
  Except as provided in this Section 6 and in the applicable Award Agreement, the applicable Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Award Agreement and subject to Section 14(e), (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, and (B) subject to any adjustment pursuant to Section 3(d), dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock.

  (iv)
  Except as otherwise set forth in the applicable Award Agreement, upon a Participant's Termination of Employment for any reason during the Restriction Period, all Shares of Restricted Stock still subject to restriction shall be forfeited by such Participant; provided, however, that subject to Section 11(b), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant's Shares of Restricted Stock.

  (v)
  If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Shares of Restricted Stock for which legended certificates have been issued, unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates.

Section 7. Restricted Stock Units

        With respect to Adjusted Awards, the provisions below will be applicable only to the extent that they are not inconsistent with the Employee Matters Agreement and the terms of the Adjusted Award assumed under the Employee Matters Agreement:

        (a)    Nature of Awards.    Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in an amount in cash, Shares or both, based upon the Fair Market Value of a specified number of Shares.

        (b)    Terms and Conditions.    Restricted Stock Units shall be subject to the following terms and conditions:

  (i)
  The Committee shall, prior to or at the time of grant, condition the grant, vesting, or transferability of Restricted Stock Units upon the continued service of the applicable Participant or the attainment of Performance Goals, or the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Committee may, prior to or at the time of grant, designate such Awards as Qualified Performance-Based Awards. The conditions for grant, vesting or transferability and the other provisions of Restricted Stock Units (including without limitation any Performance Goals) need not be the same with respect to each Participant. Except as otherwise provided in Section 7(b)(iv) or in the applicable Award Agreement, an Award of Restricted Stock Units shall be settled if and when the Restricted Stock Units vest(but in no event later than two and a half months after the end of the fiscal year in which the Restricted Stock Unit vest).

  (ii)
  Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Units for which such vesting restrictions apply and until the expiration of such vesting restrictions (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

  (iii)
  The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments of cash, Common Stock or other property corresponding to the dividends payable on the Common Stock (subject to Section 14(e) below).

  (iv)
  Except as otherwise set forth in the applicable Award Agreement, upon a Participant's Termination of Employment for any reason during the Restriction Period, all Restricted Stock Units still subject to restriction shall be forfeited by such Participant; provided, however, that subject to Section 11(b), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant's Restricted Stock Units, provided, however, if any of such Participant's Restricted Stock Units constitute a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, settlement of such Restricted Stock Units shall not occur until the earliest of (1) the date such Restricted Stock Units would otherwise be settled pursuant to the terms of the Award Agreement or (2) the Participant's "separation of service" within the meaning of Section 409A of the Code.

Section 8. Other Stock-Based Awards

        Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, Common Stock, including (without limitation),

unrestricted stock, performance units, dividend equivalents, and convertible debentures, may be granted under the Plan.

Section 9. Bonus Awards

        (a)    Determination of Awards.    The Committee shall determine the total amount of Bonus Awards for each Plan Year or such shorter performance period as the Committee may establish in its sole discretion. Prior to the beginning of the Plan Year or such shorter performance period as the Committee may establish in its sole discretion (or such later date as may be prescribed by the Internal Revenue Service under Section 162(m) of the Code), the Committee shall establish Performance Goals for Bonus Awards for the Plan Year or such shorter period; provided, that such Performance Goals may be established at a later date for Participants who are not "covered employees" (within the meaning of Section 162(m)(3) of the Code). Bonus amounts payable to any individual Participant with respect to a Plan Year will be limited to a maximum of $10 million. For performance periods that are shorter than a Plan Year, such $10 million maximum may be prorated if so determined by the Committee.

        (b)    Payment of Awards.    Bonus Awards under the Plan shall be paid in cash or in shares of Common Stock (valued at Fair Market Value as of the date of payment) as determined by the Committee, as soon as practicable following the close of the Plan Year or such shorter performance period as the Committee may establish. It is intended that a Bonus Award will be paid no later than the fifteenth (15th) day of the third month following the later of: (i) the end of the Participant's taxable year in which the requirements for such Bonus Award have been satisfied by the Participant or (ii) the end of the Company's fiscal year in which the requirements for such Bonus Award have been satisfied by the Participant. The Committee may at its option establish procedures pursuant to which Participants are permitted to defer the receipt of Bonus Awards payable hereunder. The Bonus Award for any Plan Year or such shorter performance period to any Participant may be reduced or eliminated by the Committee in its discretion.

Section 10. Change in Control Provisions

        (a)    Adjusted Awards.    With respect to all Adjusted Awards, subject to Sections 3(d), 3(e), 10(e) and 14(k) unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of this Plan to the contrary, upon a Participant's Termination of Employment, during the two-year period following a Change in Control, by the Company other than for Cause or Disability or by the Participant for Good Reason (as defined below):

  (i)
  any Options outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall be fully exercisable and vested and shall remain exercisable until the later of (i) the last date on which such Option would be exercisable in the absence of this Section 10(a) and (ii) the earlier of (A) the first anniversary of such Change in Control and (B) expiration of the Term of such Option;

  (ii)
  the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall become free of all restrictions and become fully vested and transferable; and

  (iii)
  all Restricted Stock Units outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall be considered to be earned and payable in full, and any restrictions shall lapse and such Restricted Stock Units shall be settled as promptly as is practicable in the form set forth in the applicable Award Agreement; provided, however, that with respect to any Restricted Stock Unit that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, the settlement of each such Restricted Stock Unit pursuant to this Section 10(a)(iii) shall not occur until the earliest of (1) the Change in Control if such change in Control constitutes a

    "change in the ownership of the corporation," a "change in effective control of the corporation" or a "change in the ownership of a substantial portion of the assets of the corporation," within the meaning of Section 409A(a)(2)(A)(v) of the Code, (2) the date such Restricted Stock Units would otherwise be settled pursuant to the terms of the Award Agreement and (3) the Participant's "separation of service" within the meaning of Section 409A of the Code.

        (b)    Impact of Event on Awards other than Adjusted Awards.    Subject to paragraph (e) of this Section 10, and paragraph (d) of Section 12, unless otherwise provided in any applicable Award Agreement and except as otherwise provided in paragraph (a) of this Section 10, in connection with a Change of Control, the Committee may make such adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes, including, without limitation, the acceleration of vesting of Awards either upon a Change of Control or upon various terminations of employment following a Change of Control. The Committee may provide for such adjustments as a term of the Award or may make such adjustments following the granting of the Award.

        (c)    Definition of Change in Control.    For purposes of the Plan, unless otherwise provided in an option agreement or other agreement relating to an Award, a "Change in Control" shall mean the happening of any of the following events:

  (i)
  The acquisition by any individual, entity or Group (a "Person"), other than the Company, of Beneficial Ownership of equity securities of the Company representing more than 50% of the voting power of the then outstanding equity securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that any acquisition that would constitute a Change in Control under this subsection (i) that is also a Business Combination shall be determined exclusively under subsection (iii) below; or

  (ii)
  Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Incumbent Directors at such time shall become an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

  (iii)
  Consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company, the purchase of assets or stock of another entity, or other similar corporate transaction (a "Business Combination"), in each case, unless immediately following such Business Combination, (A) more than 50% of the Resulting Voting Power shall reside in Outstanding Company Voting Securities retained by the Company's stockholders in the Business Combination and/or voting securities received by such stockholders in the Business Combination on account of Outstanding Company Voting Securities, and (B) at least a majority of the members of the board of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination were Incumbent Directors at the time of the initial agreement, or action of the Board, providing for such Business Combination; or

  (iv)
  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, the Separation shall not constitute a Change in Control. For the avoidance of doubt, with respect to Adjusted Awards, any reference in an Award Agreement or the applicable IAC Long Term Incentive Plan to a "change in control," "change of control" or similar definition shall be deemed to refer to a Change of Control hereunder.

        (d)   For purposes of this Section 10, "Good Reason" means (i) "Good Reason" as defined in any Individual Agreement or Award Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Good Reason, without the Participant's prior written consent: (A) a material reduction in the Participant's rate of annual base salary from the rate of annual base salary in effect for such Participant immediately prior to the Change in Control, (B) a relocation of the Participant's principal place of business more than 35 miles from the city in which such Participant's principal place of business was located immediately prior to the Change in Control or (C) a material and demonstrable adverse change in the nature and scope of the Participant's duties from those in effect immediately prior to the Change in Control. In order to invoke a Termination of Employment for Good Reason, a Participant shall provide written notice to the Company of the existence of one or more of the conditions described in clauses (A) through (C) within 90 days following the Participant's knowledge of the initial existence of such condition or conditions, and the Company shall have 30 days following receipt of such written notice (the "Cure Period") during which it may remedy the condition. In the event that the Company fails to remedy the condition constituting Good Reason during the Cure Period, the Participant must terminate employment, if at all, within 90 days following the Cure Period in order for such Termination of Employment to constitute a Termination of Employment for Good Reason.

        (e)   Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 10 shall be applicable only to the extent specifically provided in the Award Agreement and as permitted pursuant to Section 14(k).

Section 11. Qualified Performance-Based Awards; Section 16(b)

        (a)   The provisions of this Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Participant who is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) in the tax year in which such Option or Stock Appreciation Right is expected to be deductible to the Company qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards and this Plan shall be interpreted and operated consistent with that intention (including, without limitation, to require that all such Awards be granted by a committee composed solely of members who satisfy the requirements for being "outside directors" for purposes of the Section 162(m) Exemption ("Outside Directors")). When granting any Award other than an Option or Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) with respect to such Award, and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption, and the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of Outside Directors).

        (b)   Each Qualified Performance-Based Award (other than an Option or Stock Appreciation Right) shall be earned, vested and payable (as applicable) only upon the achievement of one or more Performance Goals (as certified in writing by the Committee, except if compensation is attributable solely to the increase in the value of the Common Stock) (but in no event shall such Award be payable later than two and a half months after the end of the fiscal year in which the Qualified Performance-Based Award becomes earned and vested (as applicable)), together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate, and no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under this Plan with respect to a Qualified Performance-Based Award under this Plan, in any manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption; provided, however, that (i) the Committee may provide, either in connection with the grant of the applicable Award or by amendment thereafter, that achievement of such Performance Goals will be waived upon the death or Disability of the Participant or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify for the Section 162(m) Exemption as of the Grant Date, and (ii) the provisions of Section 10 shall apply notwithstanding this Section 11(b).

        (c)   The full Board shall not be permitted to exercise authority granted to the Committee to the extent that the grant or exercise of such authority would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

        (d)   The provisions of this Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act ("Section 16(b)"). Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from Section 16(b), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b).

Section 12. Term, Amendment and Termination

        (a)    Effectiveness.    The Plan shall be effective as of the date (the "Effective Date") it is adopted by the Board, subject to the approval by the holders of at least a majority of the voting power represented by outstanding capital stock of the Company that is entitled generally to vote in the election of directors.

        (b)    Termination.    The Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

        (c)    Amendment of Plan.    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the Participant with respect to a previously granted Award without such Participant's consent, except such an amendment made to comply with applicable law, including without limitation Section 409A of the Code, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange.

        (d)    Amendment of Awards.    Subject to Section 5(d), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or without the Participant's consent materially impair the rights of any Participant with respect to an Award, except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

Section 13. Unfunded Status of Plan

        It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. Solely to the extent permitted under Section 409A, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Notwithstanding any other provision of this Plan to the contrary, with respect to any Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, no trust shall be funded with respect to any such Award if such funding would result in taxable income to the Participant by reason of Section 409A(b) of the Code and in no event shall any such trust assets at any time be located or transferred outside of the United States, within the meaning of Section 409A(b) of the Code.

Section 14. General Provisions

        (a)    Conditions for Issuance.    The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such Shares on the Applicable Exchange; (ii) any registration or other qualification of such Shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

        (b)    Additional Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

        (c)    No Contract of Employment.    The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

        (d)    Required Taxes.    No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local or foreign income or employment or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

        (e)    Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to dividends to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 3 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Restricted Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 14(e).

        (f)    Designation of Death Beneficiary.    The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant's death are to be paid or by whom any rights of such eligible Individual, after such Participant's death, may be exercised.

        (g)    Subsidiary Employees.    In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled should revert to the Company.

        (h)    Governing Law and Interpretation.    The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.

        (i)    Non-Transferability.    Except as otherwise provided in Section 5(j) or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

        (j)    Foreign Employees and Foreign Law Considerations.    The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

        (k)    Section 409A of the Code.    It is the intention of the Company that no Award shall be "deferred compensation" subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 14(k), and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a "nonqualified deferred compensation plan" subject to Section 409A of the Code, any payments (whether in cash, Shares or other property) to be made with respect to the Award upon the Participant's Termination of Employment shall be delayed until the earlier of (A) the first day of the seventh month following the Participant's Termination of Employment if the Participant is a "specified employee" within the meaning of Section 409A of the Code and (B) the Participant's death.

        (l)    Employee Matters Agreement.    Notwithstanding anything in this Plan to the contrary, to the extent that the terms of this Plan are inconsistent with the terms of an Adjusted Award, the terms of the Adjusted Award shall be governed by the Employee Matters Agreement, the applicable IAC Long-Term Incentive Plan and the award agreement entered into thereunder.

Dear Tree.com, Inc. Stockholder: The 2009 Annual Meeting of Stockholders of Tree.com, Inc. (the “Company”) will be held at the Company’s corporate headquarters, 11115 Rushmore Drive, Charlotte, NC 28277, on Tuesday, April 28, 2009, at 11:00 a.m. (local time). At the Annual Meeting, stockholders will be asked: (1) to elect seven members of our Board of Directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board of Directors); (2) to approve the Second Amended and Restated 2008 Stock and Annual Incentive Plan; (3) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2009 fiscal year; and (4) to transact such other business as may properly come before the meeting and any related adjournments or postponements. Management recommends a vote “FOR” Items 1, 2 and 3. The Board of Directors has fixed the close of business on March 5, 2009, as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Tree.com, Inc. 11115 Rushmore Drive, Charlotte, NC 28277 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, April 28, 2009 CONTROLNUMBER RESTRICTED AREA 3” x 3/4” 43302 BAR CODE AREA RESTRICTED 2 3/4” x 1 /2” You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number. The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/tree CONTROL NUMBER Tree.com, Inc. BAR CODE RESTRICTED AREA This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 21, 2009 to facilitate timely delivery. 43292 TREE.com Notice_r2_3.11.09 3/11/09 4:32 PM Page 1

VOTE BY INTERNET Use the Internet to vote your shares. Have this card in hand when you access the above Web site. On the top right hand side of the Web site click on “Vote Now” to access the electronic proxy card and vote your shares. Stockholders of record as of the Record Date are invited to attend the Annual Meeting, where you may vote in person. Directions to attend the Annual Meeting can be found on our Web site: www.tree.com. Meeting Location: Tree.com, Inc. 11115 Rushmore Drive Charlotte, NC 28277 You can find directions to the Annual Meeting at: http://www.tree.com. The following Proxy Materials are available for you to review online: • 2009 Proxy Statement (including all attachments thereto); • Proxy Card; • Annual Report to Stockholders for the year ended December 31, 2008; and • If applicable, any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11 digit control number) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com Internet: http://bnymellon.mobular.net/bnymellon/tree ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. The Proxy Materials for Tree.com, Inc. are available to review at: http://bnymellon.mobular.net/bnymellon/tree Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 43292 TREE.com Notice_r2_3.11.09 3/11/09 4:32 PM Page 2

FOLD AND DETACH HERE You can now access your BNY Mellon Shareowner Services account online. Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD). The transfer agent for Tree.com, Inc. now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form • Establish/change your PIN Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time ****TRY IT OUT**** www.bnymellon.com/shareowner/isd Investor ServiceDirect® Available 24 hours per day, 7 days per week PROXY TREE.COM, INC. Annual Meeting of Stockholders – April 28, 2009 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Jason Schugel and Allison Vail, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Tree.com, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held April 28, 2009 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting. (Continued and to be marked, dated and signed, on the other side) Address Change/Comments (Mark the corresponding box on the reverse side) Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. 43292 BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 43292 Tree.com_r1_3.12.09 3/12/09 5:36 PM Page 2

FOLD AND DETACH HERE WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. OR Internet and telephone voting are available through 11:59 PM Eastern Time on April 27, 2009. FOR AGAINST ABSTAIN Mark Here for Address Change or Comments SEE REVERSE 1. Election of Directors Please mark your votes as indicated in this example X INTERNET http://www.proxyvoting.com/tree Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site. Tree.com, Inc. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. 43292 4. Transaction of such other business as may properly come before the meeting and any related adjournments or postponements. 2. Approval of the Second Amended and Restated 2008 Stock and Annual Incentive Plan 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the 2009 fiscal year FOR all nominees listed to the left (except as marked to the contrary) WITHHOLD AUTHORITY to vote for all nominees listed to the left *EXCEPTIONS (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.) *Exceptions Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Important notice regarding the Internet availability of proxy materials for the Annual Meeting: The Proxy Statement and the 2008 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/tree Nominees: 01 Peter Horan 02 W. Mac Lackey 03 Douglas Lebda 04 Joseph Levin 05 Patrick McCrory 06 Lance Melber 07 Steven Ozonian 43292 Tree.com_r1_3.12.09 3/12/09 5:36 PM Page 1